SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.                                         )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☒  Preliminary Proxy Statement

☐  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting material under Rule 14a-12

☐  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

DSL.NET, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transactions applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Proposed maximum aggregate value of transaction:

(4)	Total fee paid:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing and registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement no.:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Filing Party:

(5)	Date Filed:

DSL.NET, INC.

545 Long Wharf Drive, Fifth Floor

New Haven, CT 06511

(203) 772-1000

[                         ], 200[    ]

Dear Stockholder:

You are invited to attend an annual meeting of stockholders of DSL.net, Inc., to be held at [                ], Eastern Time, on [                         ], 2005 at the [                                                                                              ].

Whether or not you plan to attend the annual meeting, we urge you to sign and return the enclosed proxy so that your shares will be represented at the annual meeting. If you so desire, you can withdraw your proxy and vote in person at the annual meeting.

Cordially,

KIRBY G. PICKLE

Chief Executive Officer and Class III Director

DSL.NET, INC.

545 Long Wharf Drive, Fifth Floor

New Haven, CT 06511

(203) 772-1000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF DSL.NET, INC.:

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders of DSL.net, Inc., a Delaware corporation, will be held on [                    ], 2005, at [                ], Eastern Time, at [                                                                                                                   ] for the following purposes:

Proposal 1.	To elect one member of the Board of Directors to serve for a three-year term as a Class I director, this director to serve for his term or until his successor has been duly elected and qualified, or until his earlier death, resignation or removal.

Proposal 2.	To consider and act upon a proposal to approve warrants to purchase up to an aggregate of 19,143,000 shares of DSL.net common stock issued to the holders of DSL.net’s senior secured promissory notes.

Proposal 3.	To consider and act upon a proposal to approve an amendment to DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 20,000,000 shares to an aggregate of 65,000,000 shares, and to increase the maximum number of options or stock appreciation rights to purchase shares of common stock that may be issued to an employee in any calendar year from 5,000,000 shares to 8,000,000 shares and to ratify such plan as amended.

Proposal 4.	To transact such other business as may properly come before the annual meeting and any adjournments thereof.

Only stockholders of record at the close of business on [                    ], 200    , the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

By Order of the Board of Directors

Marc R. Esterman

Secretary

New Haven, Connecticut

[                    ], 200[    ]

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL.

DSL.NET, INC.

545 Long Wharf Drive, Fifth Floor

New Haven, CT 06511

(203) 772-1000

PROXY STATEMENT

[                         ], 200[    ]

This proxy statement is furnished in connection with the solicitation of proxies by DSL.net, Inc.’s Board of Directors for use at the annual meeting of DSL.net’s stockholders to be held at [                ], on [                         ], 2005, at [                ], Eastern Time, and any adjournments thereof. DSL.net’s 2003 Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 2003, is being mailed together with this proxy statement to all stockholders entitled to vote at the annual meeting. This proxy statement and the accompanying notice and form of proxy were first sent or given to stockholders on or about [                ], 200[    ].

Record Date and Quorum

The record date for the determination of stockholders entitled to notice of and to vote at the annual meeting has been fixed by your Board of Directors as the close of business on [                         ], 200[    ]. As of that date, [            ] shares of common stock, par value $0.0005 per share, and 14,000 shares of Series Z preferred stock, par value $0.001 per share, of DSL.net were outstanding and entitled to vote at the annual meeting. With respect to each matter submitted to a vote of the stockholders at the annual meeting, for each share held of record at the close of business on [                         ], 200    , the holders of common stock are entitled to one vote per share of common stock and the holders of Series Z preferred stock are entitled to one vote per share of Series Z preferred stock. The holders of DSL.net’s common stock and Series Z preferred stock vote together as a single class.

The presence, in person or by proxy, at the annual meeting of the holders of a majority of the voting power of the outstanding shares of DSL.net capital stock entitled to vote at the annual meeting shall constitute a quorum for action with respect to Proposals 1-3.

Votes Required

A plurality of affirmative votes of the shares of DSL.net capital stock present or represented by proxy at the annual meeting, voting together as a single class, is required to elect Robert B. Hartnett, Jr. as a Class I director.

The affirmative vote of DSL.net stockholders holding at least a majority in interest of the voting power of the DSL.net capital stock present or represented by proxy at the annual meeting, voting together as a single class, is required to:

•	approve warrants to purchase up to an aggregate of 19,143,000 shares of DSL.net common stock issued to the holders of DSL.net’s senior secured promissory notes; and

•	approve the amendment to DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 20,000,000 shares to an aggregate of 65,000,000 shares, and to increase the maximum number of options or stock appreciation rights to purchase shares of common stock that may be issued to an employee in any calendar year from 5,000,000 shares to 8,000,000 shares and to ratify such plan as amended.

Certain stockholders have entered into a second amended and restated stockholders agreement with DSL.net that provides, among other things, that those stockholders will vote all shares of DSL.net capital stock they hold in favor of Proposal 1 described in this proxy statement. As of the record date, those stockholders were the record owners of 100% of the voting power of DSL.net’s issued and outstanding Series Z preferred stock; [        %] of the voting power of DSL.net’s issued and outstanding common stock; and approximately [        %] of the combined voting power of DSL.net’s issued and outstanding Series Z preferred stock and common stock.

Proxies

Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the annual meeting and vote in person. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Secretary of DSL.net, or by voting in person at the annual meeting. If a stockholder is not attending the annual meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the annual meeting. The persons named as proxies are officers and employees of DSL.net. Where a proxy is properly signed and returned without indicating any voting instructions regarding the matters described in this proxy statement, the shares represented by the proxy will be voted FOR each of the proposals.

Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum at the annual meeting. A “non-vote” occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Broker “non-votes” on any matter shall be deemed not to have been present for voting purposes for that matter and have the effect of reducing the number of affirmative votes required to achieve a majority for that matter by reducing the total number of shares from which the majority is calculated. The vote on each matter submitted to stockholders is tabulated separately.

Other Matters

The DSL.net Board of Directors knows of no other matters to be presented at the annual meeting. If any other matter should be presented at the annual meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named in the proxies.

RECENT TRANSACTIONS

October 2004 Convertible Notes and Warrant Financing

On October 7, 2004, DSL.net completed the private placement of $5 million in convertible notes and a warrant to purchase shares of DSL.net common stock pursuant to an agreement DSL.net entered into with Laurus Master Fund, Ltd. (“Laurus”). In connection with the consummation of this financing, DSL.net issued and sold a $4,250,000 secured convertible minimum borrowing note, a $750,000 secured revolving note and a warrant to purchase 1,143,000 shares of DSL.net common stock. DSL.net received initial proceeds of $4.25 million from the issuance and sale of the minimum borrowing note to Laurus before payment of expenses, including a credit facility management fee to Laurus of $162,500.

The notes issued to Laurus are secured by a security interest and first priority lien on certain of DSL.net’s trade accounts receivable.

The interest rate on the minimum borrowing note and the revolving note is prime plus two percent and the interest rate increases or decreases with the prime rate. The interest rate on these notes will never exceed seven percent, nor fall below six percent per annum. Notwithstanding the six percent interest rate floor, the interest rate on these notes will be decreased two percent per annum for each 25% increase in the price of DSL.net’s common stock above $0.28 per share, if, at that time, DSL.net has on file with the Securities and Exchange Commission (the “SEC”) a registration statement for the shares of common stock issued or issuable upon conversion of the minimum borrowing note and upon exercise of the warrant issued to Laurus and, if not, the interest rate will be decreased one percent per annum for each 25% increase in the price of DSL.net’s common stock above $0.28 per share. Any change in the interest rate will be determined on a monthly basis. In no event will the interest rate be less than 0.00%. The notes mature on August 1, 2006.

In accordance with their terms, the principal and interest due on the minimum borrowing note and the revolving note are convertible into shares of DSL.net’s common stock at an initial conversion price of $0.28 per share. The initial conversion price and the number of shares of common stock issuable upon conversion of each of the notes are subject to adjustment in the event that DSL.net reclassifies, subdivides or combines its outstanding shares of common stock or issues additional shares of common stock as a dividend on its outstanding shares of common stock. In addition, subject to certain exceptions provided for in the notes, the conversion price and number of shares of common stock issuable upon conversion of each of the notes are subject to adjustment on a weighted-average basis in the event that DSL.net issues shares of common stock or securities convertible into common stock for a consideration per share less than the applicable conversion price in effect for the notes at the time of such issuance.

Subject to certain conditions set forth therein, the notes are convertible by Laurus at any time at the then applicable conversion price. Further, principal and interest due on the minimum borrowing note will, subject to certain trading volume and other limitations set forth therein, automatically convert into shares of DSL.net common stock at the then applicable conversion price at such time during which DSL.net has an effective current registration statement for such underlying conversion shares filed with the SEC that the closing price of DSL.net’s common stock is at least $0.31 per share for a period of ten consecutive trading days.

The revolving note is potentially convertible into more than $750,000 worth of DSL.net common stock, depending on the amount of DSL.net’s aggregate borrowings under that credit arrangement and the amount of conversions of principal and interest Laurus effects thereunder.

The warrant issued to Laurus has an exercise price of $0.35 per share and is exercisable for a period extending until August 31, 2009. The exercise price and number of shares of DSL.net’s common stock issuable upon exercise of such warrant are subject to adjustment in the event that DSL.net issues additional shares of common stock as a dividend or distribution on its outstanding shares of common stock, subdivides its outstanding shares of common stock or combines its outstanding shares of common stock into a smaller number of shares of common stock. Such warrant does not contain any economic anti-dilution provision that would otherwise provide for adjustment to the exercise price or the number of shares of common stock into which that warrant is exercisable in the event of further issuances by DSL.net of common stock or securities convertible into common stock for a consideration per share less than the per share exercise price of that warrant.

The aggregate number of shares of DSL.net’s common stock issuable upon conversion by Laurus of principal and interest due on the minimum borrowing note and the revolving note and exercise by Laurus of the warrant it holds may not exceed 19.99% of the total issued and outstanding shares of DSL.net’s common stock as of October 7, 2004 (the closing date of the notes and warrant financing with Laurus), unless DSL.net’s stockholders first approve that issuance in accordance with applicable American Stock Exchange rules and regulations. The agreement pursuant to which Laurus purchased the notes and warrant provides that if conversion of the notes and/or exercise of the warrant by Laurus would result in the issuance of more than 19.99% of the outstanding shares of DSL.net’s common stock, DSL.net is required to solicit stockholder approval of the issuance of shares in excess of 19.99% at the then next regularly scheduled stockholders’ meeting of DSL.net and DSL.net is not obligated to issue those shares until it obtains the required stockholder approval. As of October 7, 2004, 19.99% of DSL.net’s issued and outstanding common stock was 46,700,601 shares.

In connection with the October 2004 convertible notes and warrant financing with Laurus and as compensation for having served as the placement agent that introduced DSL.net to, and facilitated its negotiations with, Laurus, DSL.net made a cash payment to TN Capital Equities, Inc. in the amount of $37,500 and issued to TN Capital Equities, Inc. a common stock purchase warrant to purchase up to an aggregate of 178,571 shares of its common stock at an exercise price of $0.35 per share. The warrant issued to TN Capital Equities, Inc. is exercisable at any time until its expiration on August 31, 2009.

The exercise price and number of shares of common stock issuable upon TN Capital Equities, Inc.’s exercise of its warrant are subject to adjustment in the event that DSL.net issues additional shares of common stock as a dividend or distribution on its outstanding shares of common stock, subdivides is outstanding shares of common stock or combines its outstanding shares of common stock into a smaller number of shares of common stock. Such warrant does not contain any economic anti-dilution provision that would otherwise provide for adjustment to the exercise price or number of shares of common stock into which that warrant is exercisable in the event of further issuances of common stock or securities convertible into common stock for a consideration per share less than the per share exercise price of that warrant.

Under the terms of a registration rights agreement between Laurus and DSL.net, DSL.net afforded Laurus certain registration rights in respect to the shares of its common stock underlying the minimum borrowing note and the warrant issued to Laurus. DSL.net also afforded TN Capital Equities, Inc. certain piggyback registration rights under the terms of, and for the shares of DSL.net common stock underlying, the warrant issued to TN Capital Equities, Inc. On November 5, 2004, DSL.net filed with the SEC a preliminary registration statement on Form S-3 covering the potential resale of the shares of common stock underlying the minimum borrowing note and the warrants issued to Laurus and TN Capital Equities, Inc. In the event that the registration statement is not declared effective or DSL.net fails to maintain the effectiveness of the registration statement following its’ being declared effective, in both cases within the time periods and in accordance with the terms set forth in the registration rights agreement with Laurus, DSL.net will be required to pay certain liquidated damages fees to Laurus.

In exchange for the agreement by the holders of DSL.net’s outstanding senior secured notes issued in July 2003, including Deutsche Bank AG London (“Deutsche Bank”), and VantagePoint Venture Partners III (Q), L.P., VantagePoint Venture Partners III, L.P., VantagePoint Communications Partners, L.P. and VantagePoint Venture Partners 1996, L.P. (collectively, the “VantagePoint entities”), to subordinate to Laurus their prior lien on DSL.net’s trade accounts receivable, on October 7, 2004, DSL.net issued to Deutsche Bank and the VantagePoint entities warrants to purchase 14,357,249 and 4,785,751 shares, respectively, of its common stock. These warrants expire on July 18, 2006, and are exercisable only upon approval by DSL.net’s stockholders and solely in the event of a change of control of DSL.net in which the price paid per share of common stock or the value per share of common stock retained by DSL.net’s common stockholders in the change of control transaction is less than the then current per share exercise price of the common stock purchase warrants issued by DSL.net to these senior noteholders in July 2003. In the event that DSL.net’s stockholders do not approve these additional warrants and the issuance of the underlying common stock upon exercise thereof, these warrants will be null and void. The exercise price of these warrants will be calculated at the time of a qualifying change of control of DSL.net, if any, and will be equal to the consideration paid per share of common stock or the value per share of common stock retained by DSL.net’s common stockholders in such change of control transaction.

The exercise price and number of shares of common stock issuable upon exercise of these warrants are subject to adjustment on a weighted-average basis only following a qualifying change of control of DSL.net in the event thereafter that DSL.net issues shares of common stock or securities convertible into common stock for a consideration per share less than the applicable exercise price of these warrants in effect immediately prior to such issuance. The senior noteholders have also been granted certain registration rights under these newly issued warrants. However, the shares of DSL.net’s common stock underlying these warrants were not included for resale in the preliminary registration statement filed with the SEC on Form S-3 on November 5, 2004.

The issuance of the minimum borrowing note, the revolving note and the warrants to Laurus and TN Capital Equities, Inc. did not trigger any other party’s anti-dilution rights. Additionally, as a condition to DSL.net’s issuance on October 7, 2004, to its senior noteholders of the new warrants described above, DSL.net’s senior noteholders waived any and all anti-dilution rights to which they might otherwise have been entitled under any other warrants previously issued to them resulting from the issuance or exercise of such new warrants.

As a further condition to the agreement by the senior noteholders to subordinate to Laurus their prior lien on certain of DSL.net’s trade accounts receivable, DSL.net agreed to deposit the proceeds from the October 7, 2004 convertible notes and warrant financing into a DSL.net account maintained at Deutsche Bank Trust Company Americas, the administrative agent to DSL.net’s senior noteholders. DSL.net’s withdrawal and use of the proceeds of the October 7, 2004 convertible notes and warrant financing are subject to the prior approval of Deutsche Bank Trust Company Americas and of DB Advisors, L.L.C., as advisor to Deutsche Bank.

Preferred Stock Issuances and Conversions

As more fully described in the audited financial statements and related notes included in DSL.net’s Annual Report to Stockholders for the year ended December 31, 2003, a copy of which accompanies this proxy statement, DSL.net entered into a Series X Preferred Stock Purchase Agreement with the VantagePoint entities on November 14, 2001 (the “Series X Purchase Agreement”), pursuant to which DSL.net issued and sold to the VantagePoint entities up to an aggregate of 20,000 shares of Series X preferred stock at a purchase price of $1,000 per share. On December 24, 2001, DSL.net entered into a Series Y Preferred Stock Purchase Agreement (the “Series Y Purchase Agreement”) with Columbia Capital Equity Partners III, L.P., Columbia Capital Equity Partners II, L.P., The Lafayette Investment Fund, L.P., Charles River Partnership X, a Limited Partnership, and N.I.G. Broadslate (collectively with their assigns, the “Series Y Investors”), pursuant to which DSL.net issued and sold to the Series Y Investors up to an aggregate of 15,000 shares of Series Y preferred stock at a purchase price of $1,000 per share. On July 22, 2004, DSL.net entered into a Recapitalization Agreement with the VantagePoint entities (the “Recapitalization Agreement”) that effected the conversion of the then outstanding shares of Series X preferred stock into shares of DSL.net’s common stock and the issuance to the VantagePoint entities of 14,000 shares of DSL.net’s newly authorized Series Z preferred stock.

Series X Preferred Stock.    Pursuant to the Series X Purchase Agreement, in 2001 and 2002, DSL.net sold an aggregate of 20,000 shares of Series X preferred stock to the VantagePoint entities for total proceeds of $20,000,000 before direct issuance costs of approximately $189,000. In January 2004, VantagePoint converted 6,000 shares of Series X preferred stock into 33,333,333 shares of DSL.net’s common stock at a conversion price of $0.18 per share and, in accordance with the terms of the Series X preferred stock, DSL.net elected to pay accrued dividends on the Series X preferred stock approximating $1,560,000 by issuing 2,316,832 shares of our common stock, calculated based on the average fair market value for the ten days preceding the conversion of $0.67 per share. On July 22, 2004, as discussed below under the heading “July 2004 Recapitalization,” the remaining 14,000 shares of Series X preferred stock were converted into shares of DSL.net’s common stock.

Series Y Preferred Stock.    Pursuant to the Series Y Purchase Agreement, in 2001 and 2002, DSL.net sold an aggregate of 15,000 shares of Series Y preferred stock to the Series Y Investors for an aggregate purchase price of $15,000,000 before direct issuance costs of approximately $300,000. During the third and fourth quarters of 2003, the Series Y Investors converted 14,000 shares of Series Y preferred stock into 35,140,012 shares of DSL.net’s common stock (including shares of common stock issued in lieu of cash to pay accrued dividends on the Series Y preferred stock. In February 2004, the Series Y Investors converted the remaining 1,000 shares of Series Y preferred stock into 2,260,910 shares of DSL.net’s common stock at a conversion price of $0.4423 per share and, in accordance with the terms of the Series Y preferred stock, DSL.net elected to pay accrued dividends on the Series Y preferred stock approximating $221,000 by issuing 309,864 shares of its common stock, calculated based on the average fair market value of DSL.net’s common stock for the ten days preceding the conversion of $0.71 per share.

July 2004 Recapitalization.    On July 22, 2004, DSL.net entered into the Recapitalization Agreement with the VantagePoint entities to effect the conversion into DSL.net’s common stock of the remaining 14,000 shares of Series X preferred stock then outstanding. Such remaining shares of Series X preferred stock were converted into 77,777,775 shares of DSL.net’s common stock at a conversion price of $0.18 per share and, in accordance with the terms of the Series X preferred stock, DSL.net elected to pay accrued dividends on the Series X preferred stock approximating $4,040,000 by issuing an additional 11,710,142 shares of its common stock at a per share price of $0.345, calculated based on the average fair market value for the ten days ending three days preceding the conversion. This conversion eliminated all outstanding shares of Series X preferred stock, as well as DSL.net’s July 2006 mandatory cash redemption obligation, the annual 12% dividend requirement and all special voting and board of directors appointment rights associated with the Series X preferred stock. Subsequent to this recapitalization transaction, DSL.net transitioned the listing of its common stock from the Nasdaq SmallCap Market to the American Stock Exchange.

Series Z Preferred Stock.    In connection with the July 2004 conversion of the remaining 14,000 shares of Series X preferred stock held by the VantagePoint entities, and in order to preserve the VantagePoint entities’ liquidation preference rights, which would otherwise have terminated upon such conversion of the Series X preferred stock, DSL.net issued to the VantagePoint entities 14,000 shares of its newly created Series Z preferred stock with a liquidation preference of $1,120 per share ($15,680,000 in the aggregate). The liquidation preference on the Series Z preferred stock is payable in the event of any liquidation, dissolution or winding up of DSL.net (including a transaction approved in advance by the Board of Directors of DSL.net for: (i) the sale of DSL.net to another entity in a reorganization, merger, consolidation or otherwise, if following such transaction or series of transactions the holders of the outstanding voting power of DSL.net prior to such transaction would own less than a majority of the voting power of the surviving entity or (ii) the sale of substantially all of the assets of DSL.net). The Series Z preferred stock does not contain any conversion or mandatory redemption provisions, nor does it have any special dividend or special voting rights. The Series Z preferred stock liquidation preference will be eliminated, and the shares of Series Z preferred stock cancelled, on the first to occur of: (1) July 18, 2008; (2) the date on which the beneficial owners of outstanding shares of Series Z preferred stock collectively beneficially own outstanding shares of capital stock (excluding all shares of capital stock issuable upon the exercise, conversion or exchange of all exercisable, convertible or exchangeable securities) of DSL.net representing more than 50% of the aggregate voting power of the then outstanding shares of capital stock (excluding all shares of capital stock issuable upon the exercise, conversion or exchange of all exercisable, convertible or exchangeable securities) of DSL.net; (3) the date on which the closing price of DSL.net’s common stock has been above $1.50 per share for 45 consecutive trading days; or (4) the date on which DSL.net (i) is the subject of a voluntary or involuntary petition under any provision of the U.S. Bankruptcy Code or any other federal or state statute relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for DSL.net or any substantial portion of its property, and (ii) sells in or pursuant to such proceeding all or substantially all of its assets, and the VantagePoint entities have sold more that 58 million shares of DSL.net’s common stock issued in connection with the transactions contemplated by the Recapitalization Agreement. In addition, the liquidation preference amount will be reduced to $620 per share ($8,680,000 in the aggregate) if DSL.net (i) is the subject of a voluntary or involuntary petition under any provision of the U.S. Bankruptcy Code or any other federal or state statute relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for DSL.net or any substantial portion of its property, and (ii) sells in or pursuant to such proceeding all or substantially all of its assets, and the VantagePoint entities have sold more than 39 million shares, but less than 58 million shares, of DSL.net’s common stock issued in connection with the transactions contemplated by the Recapitalization Agreement.

Amended and Restated Stockholders Agreement

On July 22, 2004, in connection with the transactions consummated pursuant to the Recapitalization Agreement, DSL.net, the VantagePoint entities and Deutsche Bank entered into a second amended and restated stockholders agreement (the “Stockholders Agreement”). The Stockholders Agreement provides Deutsche Bank and the VantagePoint entities rights relating to the election of directors and the registration of DSL.net common stock for resale.

The Stockholders Agreement provides that DSL.net’s Board of Directors will consist of no more than nine directors unless an increase is required for DSL.net to comply with its certificate of incorporation or with the rules and regulations relating to director independence of the SEC or any stock market or exchange on which DSL.net’s common stock is listed. In connection with the election of the directors, the VantagePoint entities and Deutsche Bank have agreed to vote all their shares of DSL.net capital stock for the election to DSL.net’s Board of Directors of:

•	two (2) designated representatives of the VantagePoint entities, who are currently James D. Marver and Duncan Davidson, for so long as the VantagePoint entities beneficially own at least 39,000,000 shares of DSL.net common stock;

•	the chief executive officer of DSL.net, who is currently Kirby G. Pickle;

•	one (1) designated representative of Deutsche Bank, who is currently William J. Marshall, for so long as Deutsche Bank beneficially owns senior secured promissory notes issued in July 2003 with an aggregate principal amount of at least $5,000,000 or at least 26,315,790 shares of common stock issued or issuable upon exercise of the warrants issued in connection with the July 2003 note and warrant financing; and

•	such number of independent directors as shall be necessary to comply with any applicable SEC rules or the regulations of any exchange or market on which shares of DSL.net’s common stock are then traded, as and to the extent nominated from time to time by the nominating and corporate governance committee of the Board of Directors of DSL.net, three (3) of whom are currently Robert G. Gilbertson, Robert B. Hartnett, Jr. and Paul J. Keeler.

Each of the parties to the Stockholders Agreement has agreed to vote all shares of DSL.net capital stock beneficially owned by it FOR the reelection of Mr. Hartnett as a Class I director.

Stock Option Granted to Kirby G. Pickle

In April 2004, as an inducement to his employment, DSL.net granted a stock option to purchase up to 10,000,000 shares of its common stock to its new chief executive officer, Kirby G. Pickle. The shares granted to Mr. Pickle under this option agreement are not included in DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan. Further information regarding this stock option may be found in DSL.net’s registration statement on Form S-8 filed with the Securities and Exchange Commission on August 23, 2004.

July 2003 Note and Warrant Financing

In July 2003, DSL.net entered into a note and warrant purchase agreement with and issued and sold to Deutsche Bank and the VantagePoint entities (i) $30,000,000 in aggregate principal amount of senior secured promissory notes and (ii) common stock purchase warrants to purchase an aggregate of 157,894,737 shares of DSL.net’s common stock for a period of three years at an exercise price of $0.38 per share. The aggregate purchase price for the senior secured promissory notes and common stock purchase warrants was $30,000,000.

Principal on the senior secured promissory notes is due and payable in a single payment on July 18, 2006. The senior secured promissory notes provide for an annual interest rate of 1.23% payable in cash quarterly in arrears commencing on October 18, 2003 unless DSL.net elects to defer payment of the interest and pay it together with the principal amount of the senior secured promissory notes at maturity on July 18, 2006. Prior to the first interest payment date, DSL.net elected to defer all interest payments under these notes until further notice. Pursuant to the terms of an agency, guaranty and security agreement by and among DSL.net, certain subsidiaries of DSL.net, Deustche Bank, the VantagePoint entities and Deutsche Bank Trust Company Americas, as agent, DSL.net’s obligations under the senior secured promissory notes are secured by a security interest in a majority of the personal property and assets of DSL.net and certain of its subsidiaries.

Pursuant to the terms of the July 2003 note and warrant purchase agreement, on August 12, 2003, DSL.net issued to Deutsche Bank a warrant to purchase 12,950,000 shares of its common stock. On December 9, 2003, DSL.net issued the remaining warrants to purchase an aggregate of 144,944,737 shares of its common stock to Deutsche Bank (warrants to purchase 105,471,053 shares) and the VantagePoint entities (warrants to purchase 39,473,864 shares). These warrants are exercisable at a price of $0.38 per share and expire on July 18, 2006.

Additionally in connection with the consummation of the July 2003 note and warrant financing, and pursuant to the terms of a letter agreement dated March 5, 2003 between DSL.net and VantagePoint Venture Partners III (Q), L.P., entered into in consideration for a $3,000,000 loan guaranty extension provided by VantagePoint Venture Partners III (Q), L.P. on such date, DSL.net issued common stock purchase warrants to the VantagePoint entities to purchase an aggregate of 2,260,909 shares of DSL.net common stock. These warrants are exercisable at a price of $0.4423 per share until July 18, 2006.

INTERESTS OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

As of November 1, 2004, Deutsche Bank did not beneficially own of record any shares of outstanding capital stock of DSL.net and held warrants to purchase 132,778,302 shares of common stock, inclusive of a warrant to purchase 14,357,249 shares of DSL.net common stock for which stockholder approval is being solicited in this proxy statement and described in Proposal 2. If Proposal 2 is approved, this warrant to purchase 14,357 249 shares of DSL.net common stock, which expires on July 18, 2006, will become exercisable only following a change of control of DSL.net in which the price paid per share of common stock or the value per share of common stock retained by DSL.net’s common stockholders in the change of control transaction is less than the then current per share exercise price (currently, $0.38 per share) of the common stock purchase warrants issued by DSL.net to Deutsche Bank in the July 2003 note and warrant financing. In the event that DSL.net’s stockholders do not approve this additional warrant and the issuance of the underlying common stock upon exercise thereof, this warrant will be null and void. The per share exercise price of this warrant will be calculated at the time of a qualifying change of control of DSL.net, if any, and will be equal to the consideration paid per share of common stock or the value per share of common stock retained by DSL.net’s common stockholders in such change of control transaction. William J. Marshall, a current director of DSL.net, is affiliated with an entity that provides investment advisory services to Deutsche Bank. Further, Roger Ehrenberg, who joined DSL.net’s Board of Directors following the July 2003 note and warrant financing and resigned on September 8, 2004, shortly before the date of the issuance of the warrant giving rise to this proposal, was formerly affiliated with DB Advisors, L.L.C., and Roderick Glen MacMullin, a member of DSL.net’s Board of Directors until November 19, 2004, is affiliated with an entity that provides investment advisory services to Deutsche Bank.

As of November 1, 2004, the VantagePoint entities, together with VantagePoint Associates, L.L.C., an entity affiliated with the VantagePoint entities but not a party to the Stockholders Agreement, owned of record 93,070,036 shares of the outstanding capital stock of DSL.net and the VantagePoint entities held warrants to purchase 58,112,319 shares of common stock, inclusive of warrants to purchase 4,785,751 shares of DSL.net common stock for which stockholder approval is being solicited in this proxy statement and described in Proposal 2. If Proposal 2 is approved, these warrants to purchase 4,785,751 shares of DSL.net common stock will become exercisable only following a change of control of DSL.net in which the price paid per share of common stock or the value per share of common stock retained by DSL.net’s common stockholders in the change of control transaction is less than the then current per share exercise price (currently, $0.38 per share) of the common stock purchase warrants issued by DSL.net to the VantagePoint entities in the July 2003 note and warrant financing. In the event that DSL.net’s stockholders do not approve these additional warrants and the issuance of the underlying common stock upon exercise thereof, these warrants will be null and void. The per share exercise price of these warrants will be calculated at the time of a qualifying change of control of DSL.net, if any, and will be equal to the consideration paid per share of common stock or the value per share of common stock retained by DSL.net’s common stockholders in such change of control transaction. James D. Marver and Duncan Davidson, two of DSL.net’s current directors, are affiliated with the VantagePoint entities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of DSL.net’s capital stock as of November 1, 2004, by:

•	each person known by DSL.net to be the beneficial owner of more than 5% of DSL.net’s common stock;

•	each named executive officer;

•	each of DSL.net’s directors; and

•	all executive officers and directors as a group.

Unless otherwise noted below, the address of each person listed on the table is c/o DSL.net, Inc., 545 Long Wharf Drive, New Haven, Connecticut 06511, and each person has sole voting and investment power over the shares shown as beneficially owned except to the extent authority is shared by spouses under applicable law.

Beneficial ownership is determined in accordance with the rules of the SEC. In determining the number of shares of common stock beneficially owned, shares of capital stock issuable by DSL.net to a person pursuant to options or warrants, in each case which may be exercised within sixty days after November 1, 2004, are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares of common stock and the percentage beneficially owned by that person. Shares deemed to be beneficially owned by a person in accordance with the above rules are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person.

Name	Common Stock		Series Z Preferred Stock		Combined Voting Power
	Shares	% of Class	Shares	% of Class	Votes	% of Votes
Kirby G. Pickle(1)	2,222,222	*	—	—	2,222,222	*
J. Keith Markley(2)	2,772,223	*	—	—	2,772,223	*
Robert J. DeSantis(3)	2,029,166	*			2,029,166	*
Walter Keisch(4)	646,560	*	—	—	646,560	*
Marc R. Esterman(5)	418,217	*	—	—	418,217	*
Robert B. Hartnett, Jr.(6)	552,776	*	—	—	552,776	*
Robert G. Gilbertson(7)	649,915	*	—	—	649,915	*
Paul J. Keeler(8)	610,414	*	—	—	610,414	*
William J. Marshall(9)	492,323	*	—	—	492,323	*
Duncan Davidson	—	*	—	—	—	*
James D. Marver(10)	147,296,470	51.3%	14,000	100%	147,310,470	51.3%
The VantagePoint entities(11) 1001 Bayhill Drive, Suite 300 San Bruno, CA 94066	146,396,604	51.0%	14,000	100%	146,410,604	51.0%
Deutsche Bank AG London(12) 31 West 52nd Street, 16th Floor New York, NY 10019	118,421,053	33.6%	—	—	118,421,053	33.6%
All executive officers and directors as a group (11 persons)(13)	157,640,286	67.5%	14,000	100%	157,704,286	67.5%

*	Indicates less than 1%.

(1)	Includes 2,222,222 shares issuable upon exercise of options held by Mr. Pickle that are exercisable within 60 days after November 1, 2004.

(2)	Includes 2,772,223 shares issuable upon exercise of options held by Mr. Markley that are exercisable within 60 days after November 1, 2004.

(3)	Includes 2,029,166 shares issuable upon exercise of options held by Mr. DeSantis that are exercisable within 60 days after November 1, 2004.

(4)	Includes 646,560 shares issuable upon exercise of options held by Mr. Keisch that are exercisable within 60 days after November 1, 2004.

(5)	Includes 411,917 shares issuable upon exercise of options held by Mr. Esterman that are exercisable within 60 days after November 1, 2004.

(6)	Includes 552,776 shares issuable upon exercise of options held by Mr. Hartnett that are exercisable within 60 days after November 1, 2004.

(7)	Includes 649,915 shares issuable upon exercise of options held by Mr. Gilbertson that are exercisable within 60 days after November 1, 2004.

(8)	Includes 610,414 shares issuable upon exercise of options held by Mr. Keeler that are exercisable within 60 days after November 1, 2004.

(9)	Includes 454,165 shares issuable upon exercise of options held by Mr. Marshall that are exercisable within 60 days after November 1, 2004.

(10)	Includes 454,165 shares of common stock issuable upon exercise of options held by Mr. Marver that are exercisable within 60 days after November 1, 2004, and the shares beneficially owned by the VantagePoint entities as set forth in footnote 11. Mr. Marver is a managing member of the general partner of each of the VantagePoint entities. Mr. Marver may be deemed to share voting and investment power with respect to the shares beneficially owned by the VantagePoint entities and disclaims beneficial ownership of those shares, except to the extent of his proportionate pecuniary interest therein.

(11)	The entities listed below owned or have the right to purchase the shares of capital stock of DSL.net indicated in the table below as of November 1, 2004.

Stockholder	Shares of Common Stock Held	Shares of Common Stock Issuable Upon Exercise of Warrants	Shares of Series Z Preferred Stock
VantagePoint Venture Partners 1996, L.P.	18,361,169	7,501,826	2,800
VantagePoint Communications Partners, L.P.	18,622,467	7,501,826	2,800
VantagePoint Venture Partners III, L.P.	6,197,117	4,162,163	914.2
VantagePoint Venture Partners III (Q), L.P.	49,750,471	34,160,753	7,485.8
VantagePoint Associates, L.L.C.	138,812	N/A	N/A

VantagePoint Associates, L.L.C. is the general partner of VantagePoint Venture Partners 1996, L.P.; VantagePoint Communications Associates, L.L.C. is the general partner of VantagePoint Communications Partners, L.P.; and VantagePoint Venture Associates III, L.L.C. is the general partner of VantagePoint Venture Partners III, L.P. and VantagePoint Venture Partners III (Q), L.P. Mr. Marver is a managing member of each of these general partner entities. Mr. Marver may be deemed to share voting and investment power with respect to the shares beneficially owned by the VantagePoint entities and disclaims beneficial ownership of those shares, except to the extent of his respective proportionate pecuniary interest therein. The right of the VantagePoint entities to purchase 4,785,751 shares of capital stock of DSL.net pursuant to the exercise of common stock purchase warrants is subject to approval of Proposal 2 described in this proxy statement. Thus, the VantagePoint entities, together with VantagePoint Associates, L.L.C., are considered the beneficial owners of a total of 146,396,604 shares of common stock and 14,000 shares of the Series Z preferred stock of DSL.net as of November 1, 2004.

(12)

Includes 118,421,053 shares issuable upon exercise of warrants held by Deutsche Bank AG London that are exercisable within 60 days after November 1, 2004. The right of Deutsche Bank AG London to purchase 14,357,249 shares of capital stock of DSL.net pursuant to a common stock purchase warrant is subject to approval of Proposal 2 described in this proxy statement. Thus, Deutsche Bank AG London is considered the beneficial owner of a total of 118,421,053 shares of capital stock of DSL.net as of November 1, 2004.

(13)	See Notes 1 through 11 above. Includes 10,349,358 shares issuable upon exercise of options held by the named officers and directors that are exercisable within 60 days after November 1, 2004.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

AND CORPORATE GOVERNANCE MATTERS

DSL.net’s Board of Directors met 18 times and did not act by written consent during the fiscal year ended December 31, 2003. Each of the directors attended at least 80% of the aggregate of all meetings of the Board of Directors and all committees of the Board of Directors on which he then served held during fiscal year 2003.

Independence of Directors.    DSL.net’s Board of Directors has determined that each of Messrs. Gilbertson, Hartnett and Keeler is “independent” and that the following directors are not “independent” as defined under the applicable rules of the American Stock Exchange: (1) Mr. Pickle, who serves as DSL.net’s Chief Executive Officer, (2) Mr. Marver, who is a managing partner of the VantagePoint entities, (3) Mr. Davidson, who is an affiliate of the VantagePoint entities, and (4) Mr. Marshall, who is an affiliate of Deutsche Bank.

The American Stock Exchange requires that a majority of directors sitting on the board of directors of a listed company must be “independent” as that term is defined under American Stock Exchange rules. However, pursuant to Section 809 of the American Stock Exchange Company Guide, because DSL.net has a staggered board of directors, DSL.net has until its second annual meeting after March 15, 2004 (but no later than December 31, 2005) to comply with the requirement that the majority of its directors be independent. As a result, the DSL.net Board of Directors has determined that DSL.net presently is in compliance with the American Stock Exchange rules regarding director independence. DSL.net expects to have a majority of independent directors on its Board of Directors by the deadline mandated by the American Stock Exchange.

Compensation Committee.    DSL.net’s compensation committee does currently and did during fiscal year 2003 consist of Messrs. Gilbertson, Hartnett and Keeler, all of whom are “independent” pursuant to the rules and regulations of the American Stock Exchange. During fiscal year 2003, DSL.net’s compensation committee was responsible for developing executive compensation policies and advising DSL.net’s Board of Directors with respect to these policies and administering DSL.net’s stock plans, including DSL.net’s 1999 Stock Option and Incentive Plan, 1999 Employee Stock Purchase Plan, and Amended and Restated 2001 Stock Option and Incentive Plan, respectively. During fiscal year 2003, all decisions of the compensation committee were subject to the review and approval of DSL.net’s Board of Directors. The compensation committee met three times and did not act by written consent during fiscal year 2003.

On September 1, 2004, DSL.net’s compensation committee adopted a new compensation committee charter, subject to Board approval. DSL.net’s Board of Directors ratified the new charter on September 9, 2004, and such charter can be viewed by clicking on the Investor Relations link from DSL.net’s website, http://www.dsl.net. Under this new charter, DSL.net’s compensation committee reviews and makes recommendations to management on company-wide compensation programs and practices; takes final action with respect to individual salary, bonus and equity arrangements of DSL.net’s executive officers; and recommends, subject to approval by DSL.net’s Board of Directors, any equity-based plans and any material amendments thereto (including increases to the number of shares of common stock available for grant as options or otherwise thereunder) for which stockholder approval is required.

Audit Committee.    DSL.net’s audit committee does currently and during fiscal year 2003 did consist of Messrs. Gilbertson, Keeler and Hartnett, all of whom are “independent” pursuant to the rules and regulations of the American Stock Exchange and the heightened director independence standards for audit committee members set forth by the SEC. During fiscal year 2003, DSL.net’s audit committee was responsible for reviewing the financial reports and other financial information provided by DSL.net to its stockholders or to the general public; reviewing the adequacy of DSL.net’s internal controls, the independence of DSL.net’s independent auditor, and DSL.net’s process of compliance with laws and any codes of conduct adopted by DSL.net; and periodically reviewing DSL.net’s processes for producing financial data and identifying any key business, financial and other risks. DSL.net’s audit committee was also required to report to the Board of Directors when asked to do so. The audit committee met six times and did not act by written consent during fiscal year 2003.

The audit committee’s current charter, adopted by the committee on August 3, 2004 and ratified by the Board of Directors of DSL.net on September 9, 2004, is attached hereto as Appendix A. The audit committee charter can be viewed by clicking on the Investor Relations link from DSL.net’s website, http://www.dsl.net. In light of newly imposed corporate governance requirements, and under its charter, DSL.net’s audit committee is required to oversee on behalf of the Board of Directors DSL.net’s accounting and financial reporting practices, principally by (i) reviewing the financial reports and other financial information DSL.net provides to its stockholders or to the general public, and periodically reviewing DSL.net’s processes for producing financial data and identifying and controlling key business, financial and other risks; (ii) selecting, evaluating the performance of, and, where appropriate, replacing DSL.net’s independent auditor; (iii) reviewing the adequacy of DSL.net’s internal controls over financial reporting, the independence of its independent auditor, and its process for compliance with laws and any codes of conduct adopted by DSL.net; and (iv) directing that DSL.net implement any required changes to its financial and accounting practices that have been recommended by the audit committee in the course of the performance of its duties. In addition, DSL.net’s audit committee serves as DSL.net’s qualified legal compliance committee in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder.

Nominating Committee.    During fiscal year 2003, DSL.net’s nominating committee consisted of Messrs. Hartnett and Keeler and David F. Struwas, the former chief executive officer of DSL.net. Currently, DSL.net’s newly renamed nominating and corporate governance committee consists of Messrs. Hartnett, Keeler and Gilbertson, all of whom are “independent” pursuant to the rules and regulations of the American Stock Exchange. During fiscal year 2003, DSL.net’s nominating committee was responsible for nominating the independent directors to be elected by all stockholders, voting together as a single class. During fiscal year 2003, DSL.net’s nominating committee did not consider nominees recommended by stockholders. The nominating committee met once and did not act by written consent during fiscal year 2003.

The nominating and corporate governance committee’s current charter, adopted by the committee on September 1, 2004 and ratified by the Board of Directors of DSL.net on September 9, 2004, can be viewed by clicking on the Investor Relations link from DSL.net’s website, http://www.dsl.net. Under this new charter, the nominating and corporate governance committee is charged with assisting DSL.net’s Board of Directors in fulfilling its responsibilities by: (i) making determinations with respect to, and/or reviewing and making recommendations to DSL.net’s Board of Directors regarding, the composition and structure of the Board of Directors (including its committees), establishing criteria for membership on DSL.net’s Board of Directors and evaluating corporate policies relating to the recruitment of members of DSL.net’s Board of Directors; and (ii) establishing, implementing and monitoring policies and processes regarding principles of corporate governance in order to ensure the compliance by DSL.net’s Board of Directors with its fiduciary duties to DSL.net and its stockholders. The nominating and corporate governance committee, under its current charter, will review all stockholder proposals (including those related to the nomination of a member of DSL.net’s Board of Directors) and will recommend appropriate action with respect to each such timely proposal.

Executive Sessions.    The independent directors on DSL.net’s Board of Directors are required by the rules of the American Stock Exchange to have at least one meeting each year at which only independent directors are present. DSL.net’s independent directors will meet in executive session, without the presence of non-independent directors or management, at least annually in conjunction with regularly scheduled meetings of the Board of Directors, or its committees, as the case may be.

PROPOSAL 1

ELECTION OF DIRECTOR

In accordance with DSL.net’s certificate of incorporation, DSL.net has three classes of directors, each serving for a three-year term. One Class I director will be elected at this annual meeting and will hold office until his successor has been elected and qualified or until his earlier death, resignation or removal.

As noted earlier in this proxy statement, certain stockholders of DSL.net have entered into the Stockholders Agreement that provides, among other things, that those stockholders will vote all shares of DSL.net capital stock they hold in favor of the election of Mr. Hartnett as a Class I director. As of the record date, these stockholders, collectively hold of record [                    ] shares of DSL.net common stock and 14,000 shares of Series Z preferred stock, representing approximately [        ]% of the combined voting power of the issued and outstanding DSL.net capital stock.

Shares represented by all proxies received by DSL.net’s Board of Directors and not so marked as to withhold authority to vote for any individual nominee (by marking the box opposite that individual director’s name where indicated on the proxy) will be voted FOR the election of the nominee named above (unless said nominee is unable or unwilling to serve). The Board of Directors knows of no reason why this nominee would be unable or unwilling to serve, but if that were to be the case, proxies may be voted for the election of some other person.

The Stockholders Agreement provides that DSL.net’s Board of Directors shall consist of no more than nine directors unless an increase is required for DSL.net to comply with its certificate of incorporation or with the rules and regulations relating to director independence of the SEC or any stock market or exchange on which DSL.net’s common stock is listed. Fewer nominees for election to the Board of Directors are named than the total number of directors fixed by the Stockholders Agreement. The Board of Directors has determined to do this because DSL.net’s Board of Directors remains in the process of searching for additional qualified independent directors. Please note that proxies cannot be voted for a greater number of persons than the number of nominees named.

DSL.net’s Board of Directors unanimously recommends that you vote FOR of the election of Mr. Hartnett as a Class I director.

Occupations of Directors and Officers

Set forth below is information relating to the directors and executive officers of DSL.net as of November 22, 2004. The terms of office for Class II directors will expire in 2005 while the terms of office for Class III directors will expire in 2006.

Name	Age	Position
Kirby G. Pickle	48	Chief Executive Officer and Class III Director
J. Keith Markley	45	President and Chief Operating Officer
Robert J. DeSantis	49	Chief Financial Officer and Treasurer
Marc R. Esterman	40	Vice President—Corporate Affairs, General Counsel and Secretary
Walter Keisch	59	Vice President—Finance
Robert B. Hartnett, Jr.(1)(2)(3)	53	Class I Director
Robert G. Gilbertson(1)(2)(3)	63	Class II Director
Paul J. Keeler(1)(2)(3)	60	Class II Director
William J. Marshall	49	Class II Director
James D. Marver	54	Class III Director
Duncan Davidson	51	Class III Director

(1)	Member of the audit committee

(2)	Member of the compensation committee

(3)	Member of the nominating and corporate governance committee

Understandings or Agreements with regard to the Election of Directors.    The Stockholders Agreement provides that DSL.net’s Board of Directors shall consist of no more than nine directors unless an increase is required for DSL.net to comply with its certificate of incorporation or with the rules and regulations relating to director independence of the SEC or any stock market or exchange on which DSL.net’s common stock is listed. In connection with the election of the directors, the VantagePoint entities and Deutsche Bank have agreed to vote all their shares of DSL.net capital stock for the election to DSL.net’s Board of Directors of:

•	two (2) designated representatives of the VantagePoint entities, who are currently James D. Marver and Duncan Davidson, for so long as the VantagePoint entities beneficially own at least 39,000,000 shares of DSL.net common stock;

•	the chief executive officer of DSL.net, who is currently Kirby G. Pickle;

•	one (1) designated representative of Deutsche Bank, who is currently William J. Marshall, for so long as Deutsche Bank beneficially owns senior secured promissory notes issued in July 2003 with an aggregate principal amount of at least $5,000,000 or at least 26,315,790 shares of common stock issued or issuable upon exercise of the warrants issued in connection with the July 2003 note and warrant financing; and

•	such number of independent directors as shall be necessary to comply with any applicable SEC rules or the regulations of any exchange or market on which shares of DSL.net’s common stock are then traded, as and to the extent nominated from time to time by the nominating and corporate governance committee of the Board of Directors of DSL.net, three (3) of whom are currently Robert G. Gilbertson, Robert B. Hartnett, Jr. and Paul J. Keeler.

Biographical Information of Directors and Executive Officers

Kirby G. Pickle has served as Chief Executive Officer of DSL.net since April 2004 and has been a member of the Board of Directors of DSL.net since June 2004. Mr. Pickle’s telecommunications experience spans more than 25 years and includes senior leadership positions at Fortune 100 companies, startups and restructuring situations. Prior to joining DSL.net, from September 2000 to April 2004, Mr. Pickle served as President and Chief Executive Officer of Velocita Corporation. He is the former President and Chief Operating Officer at business-to-business telecommunications providers Teligent (where he served from February 1996 to April 2000) and, prior to that, UUNet Technologies (where he served from January 1995 to February 1996). In addition, Mr. Pickle was one of the original senior leaders at MFS Communications (where he served in various capacities from 1991-1996), prior to its sale to WorldCom. He also has held senior positions at Sprint (1986-1991), MCI (1986) and AT&T/Bell Systems (1978-1986). Mr. Pickle holds a BA degree in Business Administration from the University of Georgia.

J. Keith Markley has served as President and Chief Operating Officer of DSL.net since November 2000. From July 1998 to November 2000, Mr. Markley served as President, Eastern Region of Covad Communications, Inc. From June 1997 to June 1998, Mr. Markley served as the General Manager of New England Fiber Communications, Inc., a facilities CLEC that was a joint venture between Brooks Fiber Properties and CMP Communications. From June 1996 to June 1997, Mr. Markley served as the District Manager of Advanced Radio Telecommunications, Inc., a wireless broadband communications company. From June 1994 to June 1996, Mr. Markley was a Principal and Consultant for Connecticut Research, a strategic and management consulting company.

Robert J. DeSantis has served as Chief Financial Officer of DSL.net since December 2001 and as Treasurer since May 2002. From November 2000 to June 2001, Mr. DeSantis served as Executive Vice President of Tellium, Inc. From January 1986 to October 2000, Mr. DeSantis served in various positions at Citizens Communications, most recently as Chief Financial Officer, Vice President and Treasurer.

Marc R. Esterman has served as Vice President—Corporate Affairs, General Counsel and Secretary for DSL.net since December 2003. Prior to being named to his current position in December 2003, Mr. Esterman served as Vice President—Corporate Affairs and Associate General Counsel of DSL.net from May 2003 to December 2003, and as Associate General Counsel of DSL.net from June 2000 to May 2003. From 1990 until 2000, Mr. Esterman worked in private practice as a corporate attorney with the law firms of Cummings and Lockwood, from March 1996—June 2000, and Winthrop, Stimson, Putnam & Roberts (now Pillsbury Winthrop), from September 1990—March 1996. Mr. Esterman holds a J.D. degree from the University of Connecticut School of Law, and earned his B.A. in History from Trinity College, where he graduated with honors and was inducted into the Phi Betta Kappa and Pi Gamma Mu honor societies.

Walter Keisch has served as Vice President—Finance of DSL.net since March 2001. From January to March 2001, he served as DSL.net’s Corporate Controller. From July 2000 through December 2000, Mr. Keisch served as Chief Financial Officer for a start-up e-business unit of GE Capital Real Estate. From December 1997 to October 1999 he served as Vice President of Finance, Chief Financial Officer and Secretary for E-Sync Networks, Inc., an e-business service provider. From February 1990 to July 1997, he served as Controller at Textron Lycoming/Allied Signal Aerospace, Engines Division, a gas turbine engine manufacturer.

Robert B. Hartnett, Jr. has served as a director of DSL.net since May 2002. Currently, Mr. Hartnett is a private investor. From April 2002 until August 2004, he served as the Chairman of the Board of Directors and Chief Executive Officer of Blue Ridge Networks, a privately held Internet security company. Mr. Hartnett was President of Business Markets at Worldcom and Chief Executive Officer of UUNET from July 2000 until April 2001. Previously, Mr. Hartnett was President of global accounts at MCI Worldcom from August 1998 to June 2000. Prior to its merger with Worldcom in 1998, Mr. Hartnett was President of business sales and service at MCI Communications.

Robert Gilbertson has served as a director of DSL.net since January 1999. He served as the Chairman of the Board of Directors of Motia, Inc., a smart antenna company, from November 2002 until November 2004. He has been a venture investor since 1996, and currently manages a large portfolio of public and private securities. From October 1999 through June 2001, he served as a Venture Partner and consultant at Sprout Group, a venture affiliate of Credit Suisse First Boston. In addition, Mr. Gilbertson served as Chairman of the Board of Directors of Network Computing Devices, Inc. from August 1999 until December 2001 and as President and Chief Executive Officer from May 1996 to August 1999. From April 1996 to April 1997, Mr. Gilbertson also served as Chairman of Avidia Systems Inc.

Paul J. Keeler has served as a director of DSL.net since June 2001. Mr. Keeler is currently a managing partner at Convergence Consulting Group, LLC. Previously, Mr. Keeler was a partner at RockRidge Capital Partners, a private equity firm based in Stamford, Connecticut. From February 1991 to February 2001, Mr. Keeler was a Principal at Morgan Stanley & Co., and Head of Global Sales and Service for Morgan Stanley Capital International, a joint venture between Morgan Stanley & Company, Inc. and Capital Group Companies. Prior to that, Mr. Keeler served as Vice President of Morgan Stanley Technology Services; President, Chief Executive Officer and Vice Chairman of Tianchi Telecommunications Corp.; President and Chief Operating Officer of Westinghouse Communications Software, Inc.; Vice President of Strategic Accounts and Business Development for Reuters Holdings, PLC; and Director, Northeast Metro Region, of MCI Communications. He also served as President and CEO of Halcyon Securities Corporation and is a former member of the New York and American Stock Exchanges. Mr. Keeler is presently a member of the Board of Directors for SmartServ Online, Inc.

William J. Marshall has served as a director of DSL.net since January 1999. He is currently Managing Partner at RockRidge Capital Partners, a private equity firm based in Stamford, Connecticut that Mr. Marshall founded in 2002. Previously, Mr. Marshall was a Partner with VantagePoint Venture Partners, a leading venture capital firm with $2.5 billion under management. Prior to joining VantagePoint, Mr. Marshall spent 11 years at Bear Stearns & Company, Inc., serving as Senior Managing Director, Chief Technology Officer and head of the

Communications Technologies Group. Prior to Bear Stearns, Mr. Marshall was an early employee at MCI Communications during its high revenue growth years from $70 million to over $4.0 billion annually. Mr. Marshall is a co-founder of the ATM Forum and also was a board member of the Securities Industry Association Technology Committee. He holds a B.S. degree from New York University in Finance and Computer Applications and Information Systems and is a graduate of the Harvard Management Program in Strategic Technology and Business Development.

James D. Marver has served as director of DSL.net since April 1999. Mr. Marver has been a Managing Partner at VantagePoint Venture Partners since co-founding the firm in 1996. From 1988 to 1996, Mr. Marver was Senior Managing Director and Head of the Global Technology Group at Bear Stearns & Co. Inc., as well as Head of the San Francisco Investment Banking office. Prior to Bear Stearns, he served as a Managing Director, Co-Head of Technology and Head of the San Francisco corporate finance office at L.F. Rothschild, Unterberg, Towbin. Earlier in his career, he was an investment banker with Goldman Sachs and a senior consultant with SRI International (formerly Stanford Research Institute). Mr. Marver earned a B.A. from Williams College and Ph.D. from the University of California at Berkeley.

Duncan Davidson has been a director of DSL.net since July 2004. Mr. Davidson has been a Venture Partner at VantagePoint Venture Partners since November 2003. Prior to joining VantagePoint he was a founder and senior executive at several start-ups, including SkyPilot Networks, where he was founder and Chief Executive Officer from January 2001 to January 2003 and currently serves as its Chairman of the Board; Covad Communications, where he was a Founder and served as Chairman of the Board and advisor from July 1996 through February 2000; and InterTrust Technologies, where he was Senior Vice President of Business Development from July 1997 through December 2000. Mr. Davidson also served as a director of Genuity, Inc. from June 2000 through January 2003. Before joining InterTrust, Mr. Davidson was Managing Partner of The McKenna Group and Vice President at Gemini Consulting where he led that firm’s technology practice. Mr. Davidson was also a Partner at Cambridge Venture Partners, an early-stage venture fund. Mr. Davidson is a graduate of Brown University, with a degree in Physics-Mathematics, and the University of Michigan Law School.

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

Summary Compensation Table

The following summary compensation table sets forth the total compensation paid or accrued for the fiscal years ended December 31, 2003, 2002 and 2001 for DSL.net’s named executive officers, including DSL.net’s Chief Executive Officer and DSL.net’s four other most highly compensated executive officers who were serving during fiscal year 2003.

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options (#)	All Other Compensation ($)
David F. Struwas(1) Chairman of the Board, Chief Executive Officer and Treasurer	2003 2002 2001	200,000 200,000 200,000	— 45,000 —	— — —	— — —	— 1,700,000 1,450,000	— — —

Keith Markley President and Chief Operating Officer	2003 2002 2001	200,000 200,000 200,000	— 45,000 150,000	— — —	— — —	— 1,250,000 1,450,000	— — —

Robert J. DeSantis Chief Financial Officer And Treasurer	2003 2002 2001	200,000 184,615 —	— — —	— — —	— — —	— 1,000,000 1,300,000	— 1,018 36,837	(2) (2)

Raymond C. Allieri(3) Senior Vice President, Sales And Marketing	2003 2002 2001	165,000 165,000 168,148	— 40,000 —	— — —	— — —	— 900,000 500,000	— —

Stephen Zamansky(4) Senior Vice President, Corporate Affairs, General Counsel and Secretary	2003 2002 2001	165,000 165,000 164,423	— 40,000 —	— — —	— — —	— 900,000 550,000	— — —

Marc R. Esterman(5) Vice President—Corporate Affairs, General Counsel and Secretary	2003 2002 2001	159,856 158,684 154,423	— — —	— — —	— — —	— 100,000 125,000	— — —

(1)	As of April 15, 2004, Mr. Struwas ceased to be an officer of DSL.net.

(2)	Consists of amounts paid to Mr. DeSantis for professional services rendered and expenses incurred prior to his date of employment with DSL.net.

(3)	As of January 30, 2004, Mr. Allieri ceased to be employed by DSL.net.

(4)	As of December 18, 2003, Mr. Zamansky ceased to be an officer of DSL.net.

(5)	Mr. Esterman was elected Vice President—Corporate Affairs, General Counsel and Secretary on December 18, 2003.

Option Grants in Last Fiscal Year

During the period from January 1, 2003 through December 31, 2003, there were no grants of options to purchase common stock made to any executive officers.

Option Exercises and Fiscal Year End Values

The following table sets forth information with respect to the exercise of stock options during the year ended December 31, 2003, and the number and value of shares of DSL.net’s common stock underlying the unexercised options held by the named executive officers as of December 31, 2003.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION/SAR VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the- Money Options at December 31, 2003(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
David F. Struwas(2)	—	—	1,809,721	1,340,279	$248,861	$278,139
Keith Markley	1,297,220	$333,135	1,329,151	1,373,629	$43,056	$204,514
Robert J. DeSantis	388,888	$159,032	950,000	961,112	$25,834	$163,611
Raymond C. Allieri(3)	1,316,490	$281,049	155,556	627,779	$31,000	$147,250
Marc R. Esterman	82,637	$19,298	104,759	89,104	$2,583	$16,361
Stephen Zamansky(4)	801,625	$226,285	310,971	657,364	$23,250	$147,250

(1)	Value is based on the difference between the option exercise price and $0.60, the fair market value of DSL.net common stock on December 31, 2003, multiplied by the number of shares of common stock underlying the options.

(2)	As of April 15, 2004, Mr. Struwas ceased to be an officer of DSL.net.

(3)	As of January 30, 2004, Mr. Allieri ceased to be employed by DSL.net.

(4)	As of December 18, 2003, Mr. Zamansky ceased to be an officer of DSL.net.

Employment Contracts

DSL.net did not enter into any employment contracts with any officers of DSL.net during 2003.

BOARD OF DIRECTORS

REPORT ON EXECUTIVE COMPENSATION

Introduction

During fiscal year 2003, the compensation committee of the Board of Directors was responsible for developing executive compensation policies and advising DSL.net’s Board of Directors with respect to those policies and for maintaining and administering DSL.net’s 1999 Stock Option and Incentive Plan, 1999 Employee Stock Purchase Plan, and Amended and Restated 2001 Stock Option and Incentive Plan. During fiscal year 2003, the members of DSL.net’s compensation committee were Messrs. Gilbertson, Keeler and Hartnett, all non-employee, “independent” directors. The committee’s goal is to create and implement a compensation program that will attract and retain talented executives and provide incentives to management to enhance DSL.net’s performance by basing a significant portion of annual and long-term compensation on performance.

Executive Compensation Program

DSL.net’s executive compensation program consists of two elements: salary and equity interests in the form of restricted stock or stock options. This program applies to DSL.net’s key management positions, including the position of chief executive officer. All of DSL.net’s executives also are eligible for employee benefits offered to all DSL.net employees, including life, health, disability and dental insurance, and DSL.net’s 401(k) profit sharing plan and the DSL.net employee stock purchase plan.

Salary.    The compensation committee reviews and approves cash compensation for the chief executive officer and all other executive officers’ salaries. Base salaries for executive officers are established after considering various competitive and comparative factors, including amounts paid to senior executives with comparable qualifications, experience and responsibilities at other companies of similar size and engaged in a similar business to that of DSL.net, DSL.net’s performance relative to comparable companies, and DSL.net’s overall salary structure and general financial performance. During 2003, DSL.net did not have any specific corporate performance targets in place, the achievement of which would guarantee any increase in any executive officer’s base salary, but DSL.net did consider generally the relationship between corporate performance and executive compensation.

The salary compensation of the executive officers is based upon their qualifications, experience and responsibilities, as well as on the attainment of planned objectives and other factors deemed relevant by the committee and the Board of Directors, including, in the case of existing executives, past performance of the given executive. The chief executive officer makes recommendations to the compensation committee regarding executive compensation levels.

Equity Interests.    Executives are eligible to receive stock option grants or other stock awards under DSL.net’s 1999 Stock Option Plan and DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan. As of November 1, 2004, 1,686,445 shares remained available for grant under the 1999 Stock Option Plan and 16,263,050 shares remained available for grant under DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan. These plans are designed to provide long-term performance and retention incentives for top management and other employees. An executive’s participation in this program is determined by the compensation committee and approved by the Board of Directors.

Executives participating in the 1999 Stock Option Plan and the Amended and Restated 2001 Stock Option and Incentive Plan receive stock option grants in amounts determined by the compensation committee. The stock options granted to executives under the 1999 Stock Option Plan and the Amended and Restated 2001 Stock Option and Incentive Plan have an exercise price equal to the fair market value of DSL.net’s common stock at the time of grant. Currently, options granted to existing executives are generally exercisable as to 16.67% of the total number of option shares on the day after the six-month anniversary of the date of grant of the options, and monthly thereafter become exercisable as to an additional 2.78% of the total number of option shares. Options granted to new executives are generally exercisable as to 25% of the total number of option shares on the one-year anniversary of that executive’s start date, and monthly thereafter become exercisable as to 2.08% of the total number of option shares.

Bonuses.    DSL.net did not have an established bonus plan in fiscal year 2003, and no bonuses were paid to any executive officer in 2003.

Chief Executive Officer’s Compensation

Mr. Struwas’ compensation for fiscal 2003 was determined in accordance with the executive compensation elements and factors described above. As with all executive officers, determination of Mr. Struwas’ compensation was made with a general view toward aligning his compensation with corporate performance. Mr. Struwas was not subject to an employment contract with DSL.net during 2003.

Salary.    Mr. Struwas received $200,000 in salary during fiscal year 2003.

Equity Interests.    No equity-based awards were granted to Mr. Struwas during fiscal year 2003.

Bonus.    Mr. Struwas did not receive a bonus during fiscal year 2003.

Other.    During the 2003 fiscal year, Mr. Struwas was eligible for employee benefits offered to all DSL.net employees, including life, health, disability and dental insurance, and DSL.net’s 401(k) profit sharing plan and the DSL.net employee stock purchase plan.

Mr. Struwas’ total compensation for fiscal 2003 is set out in detail in the Summary Compensation Table above.

Compliance with Internal Revenue Code Section 162(m)

In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), DSL.net cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. DSL.net’s compensation committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the present intention of the compensation committee of DSL.net that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

Limitation on Incorporation by Reference

No portion of this Report on Executive Compensation shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that DSL.net specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Compensation Committee* and Board of Directors of DSL.net, Inc.

Kirby G. Pickle

Robert G. Gilbertson*

Robert B. Hartnett, Jr.*

Paul J. Keeler*

William J. Marshall

James D. Marver

Duncan Davidson

Certain Relationships and Related Transactions

2003 Transactions with the VantagePoint entities

Pursuant to a letter agreement dated March 5, 2003 by and between DSL.net and VantagePoint Venture Partners III (Q), L.P., upon the consummation of the July 2003 note and warrant financing, DSL.net became obligated to issue common stock purchase warrants to the VantagePoint entities to purchase an aggregate of 2,260,909 shares of common stock, in consideration for a $3,000,000 guaranty provided by VantagePoint Venture Partners III (Q), L.P. on March 5, 2003. DSL.net issued warrants, divided between the VantagePoint entities, after it obtained stockholder approval of the issuance of the warrants at last year’s annual meeting. At the time of this transaction, each of James D. Marver, a current member of DSL.net’s Board of Directors, and Michael L. Yagemann, who resigned from DSL.net’s Board of Directors on July 7, 2004, was a member of DSL.net’s Board of Directors and was affiliated with the VantagePoint entities. Duncan Davidson, a member of DSL.net’s Board of Directors since July 2004 and an affiliate of the VantagePoint entities, was not a member of the DSL.net Board of Directors at the time of this transaction.

2003 Transactions with Deutsche Bank and the VantagePoint entities

In July 2003, DSL.net entered into a note and warrant purchase agreement with Deutsche Bank and the VantagePoint entities pursuant to which it issued and sold to such parties (i) $30,000,000 in aggregate principal amount of senior secured promissory notes and (ii) common stock purchase warrants to purchase an aggregate of 157,894,737 shares of DSL.net’s common stock exercisable for a period of three years at a price of $0.38 per share. The aggregate purchase price for the senior secured promissory notes and common stock purchase warrants was $30,000,000. Principal on the senior secured promissory notes is payable in a single payment on July 18, 2006. The senior secured promissory notes provide for an annual interest rate of 1.23% payable in cash quarterly in arrears commencing on October 18, 2003 unless DSL.net elects to defer payment of interest on the notes and pay it together with the principal amount of the senior secured promissory notes at maturity on July 18, 2006. Prior to the first interest payment date, DSL.net elected to defer all interest payments until further notice. Pursuant to the terms of an agency, guaranty and security agreement by and among DSL.net, certain subsidiaries of DSL.net, Deutsche Bank, the VantagePoint entities, and Deutsche Bank Trust Company Americas, as agent, DSL.net’s obligations under the senior secured promissory notes are secured by a security interest in a majority of the personal property and assets of DSL.net and certain of its subsidiaries.

At the time of this transaction, James D. Marver, one of DSL.net’s current directors, was a member of DSL.net’s Board of Directors and was a managing member of the general partners of each of the VantagePoint entities. At the time of this transaction, Michael L. Yagemann, who resigned from DSL.net’s Board of Directors on July 7, 2004, was a member of DSL.net’s Board of Directors and was affiliated with the VantagePoint entities. Duncan Davidson, a member of DSL.net’s Board of Directors since July 2004 and an affiliate of the VantagePoint entities, was not a member of the DSL.net Board of Directors at the time of this transaction. William J. Marshall, a current member of DSL.net’s Board of Directors and a member of the Board at the time of this transaction, and Roderick Glen MacMullin, who resigned from DSL.net’s Board of Directors on November 19, 2004 and who was appointed to the Board following consummation of this financing transaction, are each principals in separate investment advisory firms that are investment advisors to DB Advisors, L.L.C., the investment advisor to Deutsche Bank. Roger Ehrenberg, who resigned from DSL.net’s Board of Directors on September 8, 2004 and who was appointed to the Board following consummation of this financing transaction, was affiliated with DB Advisors, L.L.C., an investment advisor to Deutsche Bank.

2004 Transactions with the VantagePoint entities

In July 2004, DSL.net completed a recapitalization with the VantagePoint entities with respect to the Series X preferred stock of DSL.net held by the VantagePoint entities. In the recapitalization, the VantagePoint entities agreed to convert all 14,000 of the then remaining shares of DSL.net’s Series X preferred stock they held, which constituted all of the then outstanding shares of Series X preferred stock, into approximately 89.5 million shares of DSL.net common stock, which included shares of common stock issued in lieu of accrued Series X preferred stock dividends. This conversion eliminated all outstanding shares of Series X preferred stock, as well as DSL.net’s July 2006 mandatory cash redemption obligation, the annual 12% dividend requirement and all special voting and Board of Directors appointment rights associated with the Series X preferred stock.

In connection with the July 2004 conversion of the Series X preferred stock held by the VantagePoint entities into shares of DSL.net’s common stock, and in order to preserve the VantagePoint entities’ liquidation preference rights, which would otherwise have terminated upon such conversion of the Series X preferred stock, DSL.net issued to the VantagePoint entities 14,000 shares of its newly created Series Z preferred stock with a liquidation preference of $1,120 per share ($15,680,000 in the aggregate). The Series Z preferred stock does not contain any conversion, mandatory redemption, special dividend or special voting rights. The liquidation preference on the Series Z preferred stock is payable in the event of any liquidation, dissolution or winding up of DSL.net (including a transaction approved in advance by the Board of Directors of DSL.net for: (i) the sale of DSL.net to another entity in a reorganization, merger, consolidation or otherwise, if following such transaction or series of transactions the holders of the outstanding voting power of DSL.net prior to such transaction would own less than a majority of the voting power of the surviving entity or (ii) the sale of substantially all of the assets of

DSL.net). The Series Z preferred stock liquidation preference will be eliminated, and the shares of Series Z preferred stock cancelled, on the first to occur of: (1) July 18, 2008; (2) the date on which the beneficial owners of outstanding shares of Series Z preferred stock collectively beneficially own outstanding shares of capital stock (excluding all shares of capital stock issuable upon the exercise, conversion or exchange of all exercisable, convertible or exchangeable securities) of DSL.net representing more than 50% of the aggregate voting power of the then outstanding shares of capital stock (excluding all shares of capital stock issuable upon the exercise, conversion or exchange of all exercisable, convertible or exchangeable securities) of DSL.net; (3) the date on which the closing price of DSL.net’s common stock has been above $1.50 per share for 45 consecutive trading days; or (4) the date on which DSL.net (i) is the subject of a voluntary or involuntary petition under any provision of the U.S. Bankruptcy Code or any other federal or state statute relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for DSL.net or any substantial portion of its property, and (ii) sells in or pursuant to such proceeding all or substantially all of its assets, and the VantagePoint entities have sold more that 58 million shares of DSL.net’s common stock issued in connection with the transactions contemplated by the Recapitalization Agreement. In addition, the liquidation preference amount will be reduced to $620 per share ($8,680,000 in the aggregate) if DSL.net (i) is the subject of a voluntary or involuntary petition under any provision of the U.S. Bankruptcy Code or any other federal or state statute relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for DSL.net or any substantial portion of its property, and (ii) sells in or pursuant to such proceeding all or substantially all of its assets, and the VantagePoint entities have sold more than 39 million shares, but less than 58 million shares, of DSL.net’s common stock issued in connection with the transactions contemplated by the Recapitalization Agreement.

At the time of this transaction, James D. Marver and Duncan Davidson, two of DSL.net’s current directors, were members of the Board of Directors of DSL.net and were affiliated with the VantagePoint entities. Michael L. Yagemann, who resigned from DSL.net’s Board of Directors on July 7, 2004, shortly before the date of the closing of this transaction, was formerly affiliated with the VantagePoint entities.

2004 Transactions with Deutsche Bank and the VantagePoint entities

On October 7, 2004, in consideration for agreeing to subordinate the priority of its security interest in DSL.net’s trade accounts receivable to that of Laurus, Deutsche Bank and the VantagePoint entities, as the holders of DSL.net’s senior secured promissory notes, were granted common stock purchase warrants to purchase an aggregate of 14,357,249 and 4,785,751, respectively, shares of common stock of DSL.net. These warrants expire on July 18, 2006, and are only exercisable upon approval of DSL.net’s stockholders and only following a change of control of DSL.net, if any, in which the price paid per share of common stock or the value per share of common stock retained by DSL.net’s common stockholders in the change of control transaction is less than the then current per share exercise price (currently, $0.38 per share) of the common stock purchase warrants issued by DSL.net to Deutsche Bank and the VantagePoint entities in the July 2003 note and warrant financing. The exercise price of these warrants will be calculated at the time of a qualifying change of control of DSL.net, if any, and will be equal to the consideration paid per share of common stock or the value per share of common stock retained by DSL.net’s common stockholders in such change of control transaction. These warrants provide for customary adjustments upon the occurrence of reclassifications or mergers, stock splits, stock dividends and other pro rata events.

At the time of this transaction, James D. Marver and Duncan Davidson, two of DSL.net’s current directors, were members of DSL.net’s Board of Directors and were affiliated with the VantagePoint entities. At the time of this transaction, each of William J. Marshall, a current member of DSL.net’s Board of Directors, and Roderick Glen MacMullin, who resigned from DSL.net’s Board of Directors on November 19, 2004, was a member of DSL.net’s Board of Directors and a principal in separate investment advisory firms that were investment advisors to DB Advisors, L.L.C., the investment advisor to Deutsche Bank. Roger Ehrenberg, who resigned from DSL.net’s Board of Directors on September 8, 2004, shortly before the date of the closing of this transaction, was formerly affiliated with DB Advisors, L.L.C., an investment advisor to Deutsche Bank.

Compensation Committee Interlocks and Insider Participation

The compensation committee of DSL.net’s Board of Directors, which in fiscal year 2003 was comprised of Messrs. Gilbertson, Hartnett and Keeler, reviewed salaries and incentive compensation for DSL.net’s executive officers during fiscal year 2003. In 2003, all decisions of the compensation committee were subject to the review and approval of DSL.net’s Board of Directors. No member of DSL.net’s compensation committee (i) was, during the last fiscal year, an officer or employee of DSL.net or any of its subsidiaries; (ii) was formerly an officer of DSL.net or any of its subsidiaries; or (iii) had any relationship requiring disclosure under any paragraph of Item 404 of Regulation S-K. None of DSL.net’s executive officers has served as a director or member of the compensation committee, or other committee serving an equivalent function, of any other entity whose executive officers served as a director or member of DSL.net’s compensation committee.

Compensation of Directors

Prior to 2003, the only compensation to directors for services provided as a director or committee member were periodic grants of stock options subject to vesting, except for reimbursement of reasonable out-of-pocket expenses incurred in connection with attending board or committee meetings.

In May 2003, DSL.net’s Board of Directors adopted new policies regarding director compensation that became effective as of October 14, 2003. The new compensation plan provides for a continuation of the compensation benefits listed above. In addition, the new plan provides for the following payments, payable quarterly in equal installments only to DSL.net’s outside directors:

•	an annual retainer of $10,000;

•	an annual retainer of $7,500 for each member of the Audit Committee; and

•	an annual retainer of $2,500 for the Chairman of the Audit Committee.

For 2003, cash payments made in accordance with the new plan were pro-rated to include the period from October 14, 2003 through December 31, 2003 and totaled $14,300.

REPORT OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

During fiscal year 2003, the audit committee of DSL.net’s Board of Directors was comprised of Messrs. Gilbertson, Hartnett and Keeler. The members of the audit committee are not officers or employees of DSL.net, and are considered “independent” under the rules and regulations of the American Stock Exchange.

During fiscal year 2003, DSL.net’s audit committee was responsible for reviewing the financial reports and other financial information provided by DSL.net to its stockholders or to the general public; reviewing the adequacy of DSL.net’s internal controls, the independence of DSL.net’s independent auditor, and DSL.net’s process of compliance with laws and any codes of conduct adopted by DSL.net; and periodically reviewing DSL.net’s processes for producing financial data and identifying any key business, financial and other risks. DSL.net’s audit committee was also required to report to the Board of Directors when asked to do so.

During fiscal year 2003, Mr. Gilbertson served as the Chairman of the audit committee. The Board of Directors has determined that Mr. Gilbertson is an “audit committee financial expert,” as that term is defined by regulations promulgated by the SEC, and that he acquired the attributes of that qualification through relevant education and/or experience. Based upon information submitted to the Board of Directors by the members of the audit committee, the Board of Directors has determined and believes that all of the members of the audit committee are capable of exercising independent judgment as members of DSL.net’s audit committee and are also “independent” under applicable securities laws and the listing standards of the American Stock Exchange.

The audit committee held six meetings during 2003. During three of these meetings, the committee discussed DSL.net’s audited financial statements for the fiscal year ended December 31, 2002. In addition, the audit committee held four meetings during the first quarter of 2004, during three of which it reviewed DSL.net’s audited financial statements for the fiscal year ended December 31, 2003 and discussed them with management and during one of which it discussed them with PricewaterhouseCoopers LLP, DSL.net’s independent public accountants. The audit committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The audit committee received from PricewaterhouseCoopers LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and this information was discussed with PricewaterhouseCoopers LLP.

Based on its review of the financial statements and these discussions, the audit committee concluded that it would be reasonable to recommend, and on that basis did recommend, to DSL.net’s Board of Directors that the audited financial statements be included in DSL.net’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003. In addition, the audit committee held meetings during 2003 at which it discussed and reviewed with management and DSL.net’s independent public accountants DSL.net’s interim, quarterly, unaudited financial statements, in connection with DSL.net’s Quarterly Reports on Form 10-Q filed with the SEC during 2003.

On September 9, 2004, DSL.net’s Board of Directors adopted a written charter of the audit committee, which is attached hereto as Appendix A. In light of newly imposed corporate governance requirements, and under its charter, DSL.net’s audit committee is required to oversee, on behalf of the Board of Directors, DSL.net’s accounting and financial reporting practices, principally by (i) reviewing the financial reports and other financial information DSL.net provides to its stockholders or to the general public, and periodically reviewing DSL.net’s processes for producing financial data and identifying and controlling key business, financial and other risks; (ii) selecting, evaluating the performance of, and, where appropriate, replacing DSL.net’s independent auditor; (iii) reviewing the adequacy of DSL.net’s internal controls over financial reporting, the independence of its independent auditor, and its process for compliance with laws and any codes of conduct adopted by DSL.net; and (iv) directing that DSL.net implement any required changes to its financial and accounting practices that have been recommended by the audit committee in the course of the performance of its duties. In addition, DSL.net’s audit committee now serves as DSL.net’s qualified legal compliance committee in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder.

No portion of this Report of the Audit Committee of the Board of Directors shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that DSL.net specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Audit Committee of the Board of Directors of DSL.net, Inc.

Robert G. Gilbertson

Paul J. Keeler

Robert B. Hartnett, Jr.

STOCK PERFORMANCE GRAPH

The following graph compares the monthly change in the cumulative total stockholder return on DSL.net’s common stock during the period from DSL.net’s initial public offering (October 6, 1999) through December 31, 2003, with the cumulative total return on (i) the Nasdaq Stock Market and (ii) the Nasdaq Telecommunications Index. The comparison assumes that $100 was invested on October 6, 1999 in DSL.net common stock and in each of the foregoing indices and assumes reinvestment of dividends, if any:

COMPARISON OF MONTHLY CUMULATIVE TOTAL RETURN AMONG

DSL.NET INC., THE NASDAQ MARKET INDEX, AND THE NASDAQ

TELECOMMUNICATIONS INDEX (1)(2)(3)

(1)	This graph is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of DSL.net under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2)	The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used in the graph was obtained from Research Data Group, Inc., a source believed to be reliable, but DSL.net is not responsible for any errors or omissions in that information.

(3)	On August 4, 2004, the common stock of DSL.net began listing on the American Stock Exchange and was no longer listed on the Nasdaq SmallCap Market.

Security Holder Communications to the Board of Directors

DSL.net’s Board of Directors permits every security holder of DSL.net to communicate directly to the Board of Directors through the following process:

For communications directed to the Board of Directors or any individual director, security holders may send such communications to the Board or identified director, as the case may be, c/o Corporate Secretary, DSL.net, Inc., via U.S. mail or any expedited courier service, to the corporate headquarters address of DSL.net, currently 545 Long Wharf Drive, 5th Floor, New Haven, Connecticut 06511.

Upon receipt of any such communication delivered in the manner herein provided, the Corporate Secretary of DSL.net will promptly forward such communication to the identified director, or, in the case of communications addressed to the Board of Directors, to a Board member representative, if so appointed by the Board for such specific purpose, or in the absence of such appointment, to the chairman of the board, if one is serving, or the chairman of DSL.net’s nominating and corporate governance committee.

Board of Directors Attendance Policy for Annual Meetings

DSL.net presently does not have a policy with regard to board members’ attendance at annual meetings of stockholders. Eight directors attended DSL.net’s annual meeting last year, which was held in October 2003.

Independent Public Accountants

PricewaterhouseCoopers LLP served as DSL.net’s independent public accountants for the 2003 fiscal year. It is expected that a member of the firm will be invited to and will be present at the 2004 annual meeting of stockholders, with the opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

The total fees and related expenses for professional services provided by PricewaterhouseCoopers LLP for the years ended 2003 and 2002 are presented in the table below. Fees for audit services include fees and expenses associated with the annual audit of DSL.net’s financial statements included in DSL.net’s Annual Report on Form 10-K, reviews of its quarterly reports on Form 10-Q, fees related to the audit of its 401(k) plan and consultations related to accounting matters. Audit-related fees include fees and expenses for accounting related consultations and audit services associated with DSL.net’s acquisitions. The audit committee has determined that the provision of these services by PricewaterhouseCoopers LLP is compatible with the accountants’ independence and approved all services provided by PricewaterhouseCoopers LLP.

	2003	2002
Audit fees(1)	$444,950	$375,350
Audit-related fees	$263,000	$27,900
Tax fees	0	0
All other fees	0	0
Total:	$707,950	$403,250

(1)	Includes $60,000 for 2003 billed in June 2004.

Audit Committee’s Pre-approval Policies and Procedures

DSL.net’s audit committee has implemented certain policies and procedures dealing with the pre-approval of services rendered by DSL.net’s independent accountants. DSL.net’s audit committee, as mandated in its current charter, must consider in advance whether or not to approve any audit or non-audit services to be performed by DSL.net’s independent auditor, as required by applicable rules and regulations. Further, the chairman of the audit committee has been authorized by the full audit committee to approve, on behalf of the audit committee, the engagement of PricewaterhouseCoopers LLP, DSL.net’s independent auditors to perform such non-audit related services for DSL.net not covered by such firm’s audit services engagement letter with DSL.net or otherwise approved by the audit committee that are deemed necessary or advisable and in the best interests of DSL.net in such individual’s determination, provided that the fees paid for such non-audit services do not exceed an aggregate amount of $75,000 in any given calendar year. Otherwise, as more fully set forth in its charter (attached hereto as Appendix A), the audit committee shall:

1.	instruct the independent auditor as to its accountability to, and reporting responsibility to, audit committee;

2.	review and approve the independent auditor’s compensation, the proposed term of its engagement, and its independence; and

3.	meet with the independent auditor prior to the audit of DSL.net’s financial statements to review the planning and staffing of the audit and consider whether or not to approve the auditing services proposed to be provided.

PROPOSAL 2

AUTHORIZATION OF ISSUANCE OF

COMMON STOCK PURCHASE WARRANTS

On October 7, 2004, in consideration for agreeing to subordinate the priority of their security interest in certain of DSL.net’s trade accounts receivable to that of Laurus (in connection with the financing described above under the major heading “Recent Transactions” and subheading “October 2004 Convertible Notes and Warrant Financing”), Deutsche Bank acquired a warrant to purchase 14,357,249 shares of common stock of DSL.net, and the VantagePoint entities acquired warrants to purchase an aggregate of 4,785,751 shares of common stock of DSL.net. These warrants expire on July 18, 2006, and are exercisable only upon approval by DSL.net’s stockholders and solely in the event of a change of control of DSL.net in which the price paid per share of common stock or the value per share of common stock retained by DSL.net’s common stockholders in the change of control transaction is less than the then current per share exercise price (currently, $0.38 per share) of the common stock purchase warrants issued by DSL.net to these senior noteholders in July 2003. In the event that DSL.net’s stockholders do not approve these additional warrants and the issuance of the underlying common stock upon exercise thereof, these warrants will be null and void. The per share exercise price of these warrants will be calculated at the time of a qualifying change of control of DSL.net, if any, and will be equal to the consideration paid per share of common stock or the value per share of common stock retained by DSL.net’s common stockholders in such change of control transaction.

The exercise price and number of shares of common stock issuable upon exercise of these warrants are subject to adjustment on a weighted-average basis only following a qualifying change of control of DSL.net in the event thereafter that DSL.net issues shares of common stock or securities convertible into common stock for a consideration per share less than the applicable exercise price of these warrants in effect immediately prior to such issuance. The senior noteholders have also been granted certain registration rights under these newly issued warrants.

As a condition to DSL.net’s issuance of these warrants to Deutsche Bank and the VantagePoint entities, Deutsche Bank and the VantagePoint entities agreed to waive any anti-dilution adjustments resulting from the issuance of or exercise of these new warrants under the warrants previously issued to them in connection with the July 2003 note and warrant financing or otherwise.

Based on the 233,619,817 shares of common stock of DSL.net outstanding as of November 1, 2004, and assuming that all warrants held by Deutsche Bank, including the warrant for 14,357,249 shares of DSL.net common stock proposed to be approved here, are exercised, Deutsche Bank would beneficially own approximately 56.8% of the outstanding common stock of DSL.net. Further, based on the 233,619,817 shares of common stock of DSL.net outstanding as of November 1, 2004, and assuming that all warrants held by the VantagePoint entities, including the warrants for 4,785,751 shares of DSL.net common stock proposed to be approved here, are exercised, the VantagePoint entities would beneficially own approximately 67.4% of the outstanding common stock of DSL.net.

The affirmative vote of DSL.net stockholders owning of record at least a majority in interest of the voting power of the DSL.net capital stock present or represented by proxy at the annual meeting, voting together as a single class, is required for the common stock purchase warrant to purchase 14,357,249 shares of common stock of DSL.net issued to Deutsche Bank to become exercisable and for the common stock purchase warrants to purchase an aggregate of 4,785,751 shares of common stock of DSL.net issued to the VantagePoint entities to become exercisable.

Certain stockholders of DSL.net who collectively hold of record [            ] shares of DSL.net common stock and 14,000 shares of Series Z preferred stock, representing approximately [    %] of the combined voting power of the issued and outstanding DSL.net capital stock, have indicated their present intention to vote their shares in favor of this proposal.

DSL.net’s Board of Directors recommends that you vote FOR the approval of the issuance of the common stock purchase warrants to purchase 14,357,249 shares of common stock of DSL.net to Deutsche Bank and the approval of the issuance of common stock purchase warrants to purchase an aggregate of 4,785,751 shares of common stock of DSL.net to the VantagePoint entities so that that these warrants shall become exercisable.

PROPOSAL 3

APPROVAL OF AMENDMENTS TO THE

AMENDED AND RESTATED 2001 STOCK OPTION AND INCENTIVE PLAN

In November 2001, the Board of Directors approved the 2001 Stock Option and Incentive Plan under which 4,000,000 shares of DSL.net common stock were reserved for the issuance of non-qualified stock options and other equity-based awards to employees, consultants and certain new officers. In March 2002, DSL.net’s Board of Directors approved an Amended and Restated 2001 Stock Option and Incentive Plan, which amended DSL.net’s 2001 Stock Option and Incentive Plan as originally approved to provide for the issuance of options that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, to provide for the issuance of options and other equity-based awards to directors and officers, and to increase the number of shares of DSL.net common stock reserved for issuance under DSL.net’s 2001 Stock Option and Incentive Plan from 4,000,000 to 20,000,000. DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan, as approved by the Board of Directors, was approved by DSL.net’s stockholders in May 2002. In August 2003, DSL.net’s Board of Directors approved a further amendment to DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan, whereby the number of shares reserved for issuance was increased from 20,000,000 to 45,000,000, and the maximum number of options or stock appreciation rights to purchase shares of common stock that may be issued to an employee in any calendar year was increased from 3,000,000 shares to 5,000,000 shares. In October 2003, this further amendment to DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan, as approved by the Board of Directors, was approved by DSL.net’s stockholders.

You are being asked to consider and act upon a proposal to approve a further amendment to DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan and to ratify such plan as amended.

DSL.net’s Board of Directors has approved an amendment to DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan, subject to the approval of stockholders, to increase the number of shares of DSL.net common stock reserved for issuance from 45,000,000 shares to 65,000,000 shares, and to increase the maximum number of options or stock appreciation rights to purchase shares of common stock that may be issued to an employee in any calendar year from 5,000,000 shares to 8,000,000 shares, partly in response to the occurrence of various dilutive events since the date of the last stockholder-approved increase, noted above.

DSL.net’s management relies on stock options to attract and retain experienced directors, officers and employees. As of November 1, 2004, options to purchase an aggregate of 10,677,755 shares of DSL.net common stock have been granted to employees, officers and directors under DSL.net’s 1999 Stock Plan and options to purchase an aggregate of 28,736,950 shares of DSL.net common stock have been granted to employees and directors under DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan. Further, as of November 1, 2004, DSL.net had granted an option to purchase 10,000,000 shares of its common stock to its chief executive officer, Kirby G. Pickle, under an individual stock option agreement. As of November 1, 2004, 1,686,445 shares remained available for grant under DSL.net’s 1999 Stock Plan and 16,263,050 shares remained available for grant under DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan. The Board of Directors believes that the proposed amendment is essential to permit DSL.net to continue to provide long-term, equity-based incentives to present and future employees, officers and directors. DSL.net has not at the present time determined who, if anyone, will receive options to purchase the additional shares of DSL.net common stock that will be authorized for issuance under DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan, as amended, if approved. This amendment does not constitute a grant of any option or award under the Plan; rather, this amendment is intended to afford DSL.net flexibility to award future grants that may be authorized and approved by the compensation committee or the Board of Directors, as the case may be, in order to attract and retain qualified employees, officers and directors.

The affirmative vote of DSL.net stockholders owning of record at least a majority in interest of the voting power of the DSL.net capital stock present or represented by proxy at the annual meeting, voting together as a single class, is required to approve the amendment to DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan.

DSL.net’s Board of Directors unanimously recommends that you vote FOR the approval of the amendment to DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan and to ratify such plan as amended.

Description of the Plan

DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan is intended to provide stock options and other equity-based awards in DSL.net to employees, directors, officers and consultants of DSL.net and any of its subsidiaries in return for their service to DSL.net. As of November 1, 2004, approximately 144 employees (including approximately five officers) and up to nine directors are eligible to participate in the Amended and Restated 2001 Stock Option and Incentive Plan.

The closing price of DSL.net common stock on [                         ], 200[    ] was $[            ].

The text of the amendment to DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan, amended as proposed above, is attached as Appendix B to this proxy statement. The following is a summary of DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan.

The purchase price per share of DSL.net common stock deliverable upon the exercise of an option shall be determined by the Board of Directors or the compensation committee of the Board of Directors, provided, however, that in the case of incentive stock options, the exercise price shall not be less than 100% of the fair market value of DSL.net common stock on the day any such incentive stock option is issued. The vesting schedule is determined by the Board of Directors or the compensation committee, as the case may be. Options granted to existing employees generally provide that 16.67% of the shares under each option become exercisable on the day after the six-month anniversary of the date of grant of that option, and monthly thereafter become exercisable as to an additional 2.78% of the total number of option shares. Options granted to new employees are generally exercisable as to 25% of the total number of option shares on the first anniversary of that employee’s start date, and monthly thereafter become exercisable as to an additional 2.08% of the total number of option shares.

DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan is administered by DSL.net’s compensation committee. The compensation committee reviews and make recommendations to management on company-wide compensation programs and practices; takes final action with respect to the individual salary, bonus and equity arrangements of the DSL.net’s executive officers; and recommends, subject to approval by the Board of Directors, any equity-based plans and any material amendments thereto (including increases in the number of shares of common stock available for grant as options or otherwise thereunder) for which stockholder approval is required. Subject to the provisions of DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan, the Board of Directors or the compensation committee, as the case may be, has the authority to select the persons to whom awards are granted and to determine the terms of each award, including the number of shares of DSL.net common stock subject to the award. The Board of Directors may authorize the president or chief executive officer to approve options to non-officers in accordance with guidelines approved by the Board of Directors, and the Board of Directors has so authorized DSL.net’s chief executive officer. In general, an option is not transferable by the recipient except by will or by the laws of descent and distribution, or, in the case of non-qualified stock options, is only transferable to the extent set forth in the agreement relating to the non-qualified stock option or pursuant to a valid domestic relations order.

Payment of the exercise price of an option may be made in cash, shares of DSL.net common stock, or a combination of both. DSL.net may also allow an option to be exercised through a same-day sale program without any cash outlay by the optionee. Unless the grant otherwise provides, if a participant ceases to be an employee or director of, or consultant to, DSL.net, other than by reason of death, no further installment of that participant’s options will become exercisable and those options shall terminate after the passage of three months from the date of termination of that participant’s services to DSL.net (but no later than the expiration dates specified for those options). If a participant dies, any options held by that participant may be exercised, to the extent of the number of shares of DSL.net common stock with respect to which that participant could have exercised that option on the date of death, by that participant’s personal representatives, heirs or legatees at any time prior to the earlier of the expiration of six months from the date of the participant’s death or the expiration of the applicable exercise period.

The Board of Directors may amend, suspend or terminate DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan or any portion thereof at any time. Awards may be modified, amended or rescinded only by written agreement signed by DSL.net and the participant, provided that the Board of Directors may modify any outstanding options granted under the plan to the extent necessary to qualify those options for the favorable federal income tax treatment (including the deferral of taxation upon exercise) that is afforded incentive stock options.

DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan expires on November 28, 2011, unless sooner terminated by a vote of the DSL.net Board of Directors. After that date, no further awards may be granted under DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan, but awards previously granted may extend beyond that date.

DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan also provides that, if at any time following a change in control, DSL.net terminates an optionee’s business relationship with DSL.net or any of its subsidiaries without cause or the optionee terminates his or her business relationship with DSL.net for good reason, all options and other awards held by that optionee will immediately vest and become exercisable.

DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan provides for the issuance of options, including incentive stock options, and other equity-based awards to employees, officers, directors and consultants. If this amendment to DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan is approved, DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan will authorize the issuance of up to 65,000,000 shares of DSL.net common stock (subject to adjustment for capital changes) pursuant to the exercise of options or other equity-based awards granted under DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan.

Federal Income Tax Consequences.

The following general rules are currently applicable for United States federal income tax purposes upon the grant and exercise of options to purchase shares of DSL.net common stock pursuant to DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan:

Incentive Stock Options, or ISOs.    The following general rules are applicable under current federal income tax law to an incentive stock option granted under DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan.

1.	In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and no corresponding federal income tax deduction is allowed to DSL.net upon either grant or exercise of an ISO.

2.	If shares acquired upon exercise of an ISO are not disposed of within (i) two years following the date the option was granted or (ii) one year following the date the shares are issued to the optionee pursuant to the ISO exercise, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

3.	If shares acquired upon exercise of an ISO are disposed of before the aforementioned holding periods are met, then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of the taxpayer’s disposition.

4.	In any year that an optionee recognizes compensation income as the result of a disqualifying disposition of stock acquired by exercising an ISO, DSL.net generally should be entitled to a corresponding deduction for federal income tax purposes.

5.	Any excess of the amount realized by the optionee as the result of a disqualifying disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain.

6.	Capital gain or loss recognized by an optionee upon a disposition of shares will be long-term capital gain or loss if the optionee’s holding period for the shares exceeds one year.

7.	An optionee may be entitled to exercise an ISO by delivering shares of DSL.net common stock to DSL.net in payment of the exercise price, if the optionee’s ISO agreement so provides. If an optionee exercises an ISO in that fashion, special rules will apply.

8.	In addition to the tax consequences described above, the exercise of an ISO may result in additional tax liability to the optionee under the alternative minimum tax rules. The Internal Revenue Code provides that an alternative minimum tax will be applied against a taxable base that is equal to “alternative minimum taxable income,” reduced by a statutory exemption. In general, the amount by which the value of the DSL.net common stock received upon exercise of the ISO exceeds the exercise price is included in the optionee’s alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer that pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

9.	Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

Non-Qualified Options.    The following general rules are applicable under current federal income tax law to an option that does not qualify as an ISO granted under DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan:

1.	The optionee generally does not realize any taxable income upon the grant of a non-qualified option, and DSL.net is not allowed a federal income tax deduction by reason of that grant.

2.	The optionee generally will recognize ordinary income at the time of exercise of a non-qualified option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

3.	When the optionee sells the shares acquired in connection with a non-qualified option, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her adjusted tax basis in the shares (generally, the exercise price plus the amount taxed to the optionee as compensation income). If the optionee’s holding period for the shares exceeds one year, the resulting gain or loss will be a long-term capital gain or loss.

4.	DSL.net generally should be entitled to a corresponding tax deduction for federal income tax purposes when the optionee recognizes ordinary income.

5.	An optionee may be entitled to exercise a non-qualified option by delivering shares of DSL.net common stock to DSL.net in payment of the exercise price. If an optionee exercises a non-qualified option in this fashion, special rules will apply.

6.	Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under Federal securities laws applicable to directors, officers or 10% stockholders, or is granted (or deemed granted) with a fair market value at the time of grant (or deemed grant) in excess of the non-qualified option’s exercise price.

Awards and Purchases.    The following general rules are applicable under current federal income tax law to equity-based awards of stock or the granting of opportunities to make direct stock purchases under DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan:

1.	Persons receiving DSL.net common stock in connection with an award or purchase generally will recognize ordinary income equal to the fair market value of the shares received, reduced by any purchase price paid.

2.	DSL.net generally should be entitled to a corresponding deduction for federal income tax purposes when a recipient recognizes compensation income. When that DSL.net common stock is sold, the seller generally will recognize capital gain or loss.

3.	Special rules apply if the stock acquired in connection with an award or purchase is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

Equity Compensation Plan Information

The following table provides information as of December 31, 2003 with respect to the shares of DSL.net’s common stock that may be issued under DSL.net’s existing equity compensation plans:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity Compensation Plans Approved by Shareholders	18,671,766	$1.07	31,933,965
Equity Compensation Plans Not Approved by Shareholders	—	—	—

Total	18,671,766	$1.07	31,933,965

New Plan Benefits Granted Under Amended and Restated 2001 Stock Option and Incentive Plan

Name and Position	Dollar Value	Number of Units
David Struwas, Chief Executive Officer(1)	$0	0
Keith Markley, President and Chief Operating Officer	*	*
Robert DeSantis, Chief Financial Officer and Treasurer	*	*
Stephen Zamansky, Senior Vice President, Corporate Affairs, General Counsel and Secretary(2)	$0	0
Marc Esterman—Vice President—Corporate Affairs, General Counsel and Secretary	*	*
Robert B. Hartnett, Jr., nominee for Director	*	*
Executive Group	*	*
Non-Executive Director Group	*	*
Non-Executive Officer Employee Group	*	*
All Employee Group (Includes Executive Officers)	*	*

*	Specific benefits under DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan are not currently determinable and there are no specific stock option grants to any of the above noted individuals and groups pending at the time of this proxy statement. However, these individuals or groups are eligible to receive future grants under the DSL.net Amended and Restated 2001 Stock Option and Incentive Plan.

(1)	As of April 15, 2004, Mr. Struwas ceased to be an officer of DSL.net.

(2)	As of December 18, 2003, Mr. Zamansky ceased to be an officer of DSL.net.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires DSL.net’s directors, executive officers and persons who own more than ten percent of a registered class of DSL.net’s equity securities to file reports of ownership and changes in ownership with the SEC. These persons are required by regulations of the SEC to furnish DSL.net with copies of all such filings. Based solely on DSL.net’s review of copies of the Section 16 filings DSL.net received with respect to the fiscal year ended December 31, 2003, and written representations from certain persons, DSL.net believes that all persons required to do so have complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2003.

STOCKHOLDER PROPOSALS

DSL.net currently expects to hold its next annual meeting of stockholders in June 2005. Stockholder proposals intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of DSL.net must have been received at DSL.net’s principal executive offices not later than a reasonable time before DSL.net begins to print and mail its proxy materials. Under DSL.net’s by-laws, the deadline for providing timely notice to DSL.net of matters that stockholders otherwise desire to introduce at an annual meeting of stockholders of DSL.net is not later than the close of business on the one hundred twentieth day, nor earlier than the close of business on the one hundred fiftieth day, prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year’s annual meeting; provided, however, that if either (1) the date of the annual meeting is more than thirty days before, or more than sixty days after, such an anniversary date or (2) no proxy statement was delivered to stockholders in connection with the preceding year’s annual meeting, then for notice by the stockholder to be timely, it must be delivered to DSL.net not earlier than the close of business on the ninetieth day prior to such annual meeting and not later than the close of business on the later of the sixtieth day prior to such annual meeting or the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made by DSL.net. DSL.net may exercise its discretionary voting authority to direct the voting of proxies on any matter submitted for a vote at an annual meeting of stockholders if notice concerning proposal of this matter was not received a reasonable time before DSL.net mails its proxy materials in connection with that annual meeting. If a stockholder makes a timely notification, the persons appointed as proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. In order to curtail controversy as to the date on which DSL.net receives a proposal, it is suggested that proponents submit their proposals by Certified Mail—Return Receipt Requested.

EXPENSES AND SOLICITATION

The cost of soliciting proxies will be borne by DSL.net. In addition to soliciting stockholders by mail, the directors, officers and other employees of DSL.net may, without receiving additional compensation, solicit proxies personally or by telephone. Solicitation by directors, officers and other employees of DSL.net may also be made of some stockholders of DSL.net in person or by mail, telephone or telegraph following the original solicitation. DSL.net may request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the owners of stock of DSL.net held in their names and, if so, will reimburse those banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs incurred in connection with the distribution of the proxy materials. DSL.net may, if appropriate, retain an independent proxy solicitation firm to assist in soliciting proxies. If DSL.net does so, it will pay that independent proxy solicitation firm’s customary fees and expenses.

DSL.net has adopted a procedure approved by the SEC called “householding” for certain holders of DSL.net common stock. Under this procedure, multiple holders of DSL.net common stock who share the same last name and address may receive only one copy of DSL.net’s annual proxy materials, unless they notify DSL.net that they wish to continue receiving multiple copies. DSL.net has undertaken householding to reduce its printing costs and postage fees.

If you wish to opt-out of householding and continue to receive multiple copies of DSL.net’s annual proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of DSL.net’s annual proxy materials, by notifying DSL.net in writing or by telephone at: DSL.net, Inc., Attention: Investor Relations, 545 Long Wharf Drive, New Haven, Connecticut, 06511, (203) 772-1000. You also may request additional copies of DSL.net’s annual proxy materials by notifying DSL.net in writing or by telephone at the same address or telephone number.

If you share an address with another holder of DSL.net common stock and currently are receiving multiple copies of DSL.net’s annual proxy materials, you may inquire about your eligibility for householding by contacting DSL.net at the above-referenced address or telephone number.

INCORPORATION BY REFERENCE

The following information is incorporated herein by reference from DSL.net’s Annual Report to Stockholders for the fiscal year ended December 31, 2003, a copy of each which is delivered concurrently with this proxy statement:

•	DSL.net’s audited financial statements as of December 31, 2002 and 2003 and for the years ended December 31, 2001, 2002 and 2003;

•	The information required by Item 302 of Regulation S-K related to Supplementary Financial Information, available in DSL.net’s quarterly reports on Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004;

•	DSL.net’s Management’s Discussion and Analysis of Financial Condition and Results of Operations, available in DSL.net’s annual report on Form 10-K for the fiscal year ended December 31, 2003 and DSL.net’s quarterly reports on Form 10-Q for the fiscal quarters ended March 31, 2004, June 30, 2004 and September 30, 2004; and

•	The information required by Item 305 of Regulation S-K related to Quantitative and Qualitative Disclosures of Market Risk, available in DSL.net’s annual report on Form 10-K for the fiscal year ended December 31, 2003 and DSL.net’s quarterly reports on Form 10-Q for the fiscal quarters ended March 31, 2004, June 30, 2004 and September 30, 2004.

To the extent this proxy statement has been or will be specifically incorporated by reference into any filing by DSL.net under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the proxy statement entitled “Board of Directors Report on Executive Compensation,” “Report of the Audit Committee” and “Stock Performance Graph” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

Appendix A

DSL.net, Inc. Audit Committee Charter

A.    PURPOSE AND SCOPE

The purpose of the Audit Committee (the “Committee”) is to support the oversight function of the Board of Directors (the “Board”) of DSL.net, Inc. (the “Company”) over the Company’s accounting and financial reporting practices. The Committee shall perform this function principally (i) by reviewing the financial reports and other financial information provided by the Company to the Company’s stockholders or to the general public, and through the periodic review of the Company’s processes for producing financial data and identifying and controlling key business, financial and other risks; (ii) by selecting, evaluating the performance of, and, where appropriate, replacing the Company’s independent auditor; (iii) by reviewing the adequacy of the Company’s internal controls over financial reporting, the independence of its independent auditor, and its process for compliance with laws and any codes of conduct adopted by the Company; and (iv) by directing that the Company implement any required changes to the Company’s financial and accounting practices which have been recommended by the Committee in the course of the performance of its duties. In addition, the Committee shall serve as the Qualified Legal Compliance Committee (the “QLCC”) in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) thereunder.

B.    COMMITTEE COMPOSITION AND PROCEDURES

The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, who shall meet the independence, audit committee composition and QLCC composition requirements promulgated by the SEC, the National Association of Securities Dealers, any exchange upon which securities of the Company are traded, or any other governmental or regulatory body exercising authority over the Company (each a “Regulatory Body”), as in effect from time to time, and each member of the Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee shall be competent to perform the responsibilities and duties of the Committee and shall, without limiting the generality of the foregoing, at the time of appointment, be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. At least one member of the Committee shall have accounting or related financial management expertise pursuant to past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual being financially sophisticated (including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities). Further, at least one member of the Committee shall qualify as an “audit committee financial expert” (as such term is defined under the SEC’s rules). None of the members of the Committee shall be an employee or officer of the Company or any of its subsidiaries or of the Company’s independent auditor, nor shall any member of the Committee have been so employed within the three years preceding appointment to the Committee.

The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a chair of the Committee (the “Chair”) is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee.

The Committee shall meet with management, the internal auditors and the independent auditor in executive sessions at least quarterly to discuss matters for which the Committee has responsibility.

The Committee shall meet as necessary, but at least annually, to enable it to fulfill its responsibilities and duties as set forth herein. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the action of a majority of those present, after determining a quorum, shall be the act of the Committee. The Committee may invite members of management or others to attend Committee meetings and provide pertinent information on the issues being considered as the Committee may request. The Committee shall report its actions to the Board and keep written minutes of its meetings, which shall be recorded and filed with the books and records of the Company.

C.    GOALS AND RESPONSIBILITIES

The Committee shall:

Independent Auditor

1.	Have ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent auditor.

2.	Instruct the independent auditor that the independent auditor shall have ultimate accountability to the Committee, as representatives of the Company’s shareholders, and that the independent auditor should report directly to the Committee on matters pertaining to the work performed during its engagement and on matters required by applicable Regulatory Body rules and regulations.

3.	Review and approve the independent auditor’s compensation, the proposed term of its engagement, and its independence.

4.	Meet with the independent auditor prior to the audit of the Company’s financial statements to review the planning and staffing of the audit and consider whether or not to approve the auditing services proposed to be provided.

5.	Ensure that the Committee receives annually a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard 1, assess the effect of any such relationships on such auditor’s objectivity and independence (including actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor), and otherwise take, or recommend that the Board take, appropriate action to oversee the continued independence of the independent auditor.

6.	Review the scope and results of each independent financial audit of the Company, the reports of the audit, any related management letter, and management’s responses to recommendations made by the independent auditor in connection with the audit.

7.	Meet periodically in executive session with the independent auditor, as often as is required by applicable law, rule or regulation, and otherwise as deemed appropriate by the Committee, without members of management present.

8.	Review and assess the adequacy of the Company’s consideration and implementation of recommendations of the independent auditor.

9.	On an annual basis, discuss with representatives of the independent auditor the matters required to be discussed by Statement on Auditing Standards 61, as it may be modified or supplemented.

10.	Evaluate the performance of the independent auditor and consider the discharge of the independent auditor when circumstances warrant. The independent auditor shall be ultimately accountable to the Committee.

11.	Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the financial audit of the Company and the audit partner responsible for reviewing the audit at least once every five years, and oversee the rotation of other audit partners, in accordance with applicable rules and regulations.

12.	Consider in advance whether or not to approve any audit and non-audit services to be performed by the independent auditor that are required to be approved by the Committee pursuant to the rules and regulations of any applicable Regulatory Body and adopt and implement policies for such pre-approval.

13.	Resolve any disagreements between management and the independent auditor as to financial reporting matters.

14.	Determine the anticipated funding needs of the Committee and notify the Company of such requirements.

Internal Auditor

15.	Review the appointment and any replacement of the senior internal auditing executive or other employees performing such function.

16.	Periodically review the adequacy of the organizational structure and qualifications of the internal audit staff, and annually review the performance of the senior internal auditing executive or other employees performing such function.

17.	Review the annual audit plan of the internal audit department and review the results of audits that are material to the Company’s system of internal controls and management’s responses to those reports.

18.	Meet periodically with the senior internal audit executive or other employees performing such function, as appropriate, without other members of management present.

19.	Review and assess the adequacy of the Company’s consideration and implementation of recommendations of the internal auditing staff.

Financial Reporting

20.	Review and assess the adequacy of the Company’s quarterly and annual financial reports, including management’s discussion and analysis; any certification, report, opinion, or review rendered by the independent auditor in connection therewith; and any communications required by professional standards between the independent auditor and the Committee prior to the public release of such information.

21.	Meet with management and the independent auditor to discuss the financial statements and the results of any audit or review, and consider management’s handling of proposed adjustments identified by the independent auditor and the internal auditing staff.

22.	Consider major changes to and management’s elections regarding the appropriate accounting principles and practices to be used in the preparation of the Company’s financial statements and related financial reports.

23.	Review with financial management and the independent auditor their qualitative judgments about the appropriateness, not just acceptability, of accounting principles, estimates and financial disclosure practices used in the preparation of the Company’s financial statements and other public reports.

24.	Review the process by which management develops and summarizes periodic financial information, the extent of internal audit involvement, and the extent to which the independent auditors review interim financial information; and obtain explanations from management and from the internal and independent auditors on such material matters as the Committee deems necessary or appropriate to confirm that the Company’s financial statements are adequate and contain adequate and appropriate disclosures.

25.	Review disclosures made to the Committee by the Company’s chief executive officer and chief financial officer in connection with their certifications of the Company’s reports on Form 10-K and Form 10-Q, including disclosures concerning (a) evaluations of the design and operation of the Company’s internal controls over financial reporting, (b) significant deficiencies and material weaknesses in the design and operation of the Company’s internal controls over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial information, and (c) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Direct the actions to be taken and/or make recommendations to the Board of actions to be taken to the extent such disclosures indicate the finding of any significant deficiencies in internal controls or fraud.

26.	Review with financial management and the independent auditor significant financial risks and exposures and the plans to minimize such risks.

27.	After review of the Company’s financial statements, recommend whether such financial statements should be included in the Company’s periodic reports.

28.	Investigate any allegations that any officer or director of the Company, or any other person acting under the direction of any such person, took any action to fraudulently coerce, manipulate or mislead the Company’s independent auditors in their performance of an audit of the Company’s financial statements in order to render the Company’s financial statements materially misleading and, if such allegations prove to be correct, take or recommend to the Board, appropriate disciplinary action.

Internal Control Structure and Receipt of Complaints

29.	Consider, in consultation with the Company’s financial management, the independent auditor and the senior internal auditing executive (or other employees performing such function), the adequacy of the Company’s internal controls over financial reporting.

30.	Review the system for monitoring the Company’s compliance with laws and regulations related to financial or accounting issues and the results of management’s investigation of, and action taken in connection with, any fraudulent acts or accounting irregularities.

31.	Establish written procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential and anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Establishment and Review of Corporate Governance Policies; Related Party Transactions

32.	Develop and maintain the Company’s principles of corporate governance, including but not limited to, the adoption and maintenance of a code of business conduct and ethics (the “Code of Business Conduct and Ethics”) for Company employees, directors and officers, designed to promote fair honest and ethical conduct.

33.	The Code of Business Conduct and Ethics at a minimum shall (i) comply with any requirements established by any Regulatory Body or any other applicable statute, rule or regulation that the Committee deems relevant, (ii) address conflicts of interest and full compliance with applicable laws, (iii) encourage the reporting of any illegal or unethical behavior and expressly prohibit retaliation of any kind for any such reports or complaints, (iv) provide clear and objective standards for compliance with the Code of Business Conduct and Ethics and a fair process by which to determine violations thereof, and (v) contain an enforcement mechanism.

34.	Review and assess the adequacy of the Code of Business Conduct and Ethics at least annually. The Committee shall recommend any amendments to the Code of Business Conduct and Ethics to the Board for approval.

35.	Collaborate with the Company’s officers and legal counsel to disclose publicly any amendments or waivers to the Code of Business Conduct and Ethics required to be disclosed by any Regulatory Body.

36.	Collaborate with the Company’s officers and legal counsel to develop a means by which allegations of violations of or non-compliance with the Code of Business Conduct and Ethics can be reported to the Committee in a confidential manner.

37.	Be available to the Board and members of the Company’s senior management to consult with and resolve reported violations or instances of non-compliance with the Code of Business Conduct and Ethics.

38.	Review all related party transactions involving executive officers and members of the Board and, as required by any Regulatory Body, consider approval of such transactions, as appropriate.

39.	Resolve actual and potential conflicts of interest a Board member may have and provide guidance to any Board member having an actual or potential conflict of interest concerning how to conduct him or herself in matters before the Board that may pertain to the actual or potential conflict.

Oversight of the Evaluation of the Board and Management

40.	Evaluate and determine an appropriate response to credible evidence indicating violations of or non-compliance with the Code of Business Conduct and Ethics or the Company’s certificate of incorporation and by-laws after consulting with inside and/or outside legal counsel, such response potentially to include reporting any violation of law to an appropriate Regulatory Body.

41.	Determine criteria for evaluating any and all requests for waivers of the Code of Business Conduct and Ethics, evaluate any such requests submitted by directors or executive officers, make a recommendation to the Board whether to grant any requests for waivers submitted by directors or executive officers and establish a process for prompt public disclosure upon the grant of any such waivers for directors or executive officers as may be required by any Regulatory Body.

QLCC Responsibilities

42.	Ensure that the Company establishes procedures for the confidential receipt, retention and consideration of evidence of a material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law by the Company or by any officer, director, employee or agent of the Company (each, a “Material Violation”) that is reported to the Committee by the Company’s chief legal officer (or the equivalent thereof), other legal advisors, officers or employees.

43.	To the extent required by any Regulatory Body, inform the Company’s chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a Material Violation that is reported to the Committee by the Company’s chief legal officer (or the equivalent thereof), other legal advisors, officers or employees.

44.	Determine whether an investigation is necessary regarding any report of evidence of a Material Violation that is reported to the Committee by the Company’s chief legal officer (or the equivalent thereof), other legal advisors, officers or employees.

45.	If the Committee determines an investigation is necessary or appropriate: (i) notify the full Board; (ii) initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) or by outside attorneys; and (iii) retain such additional expert personnel as the Committee deems necessary. At the conclusion of any such investigation: (i) recommend, by majority vote, that the Company implement an appropriate response to evidence of a Material Violation; and (ii) inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

46.	Acting by majority vote, take all other appropriate actions to respond to evidence of a Material Violation that is reported to the Committee by the Company’s chief legal officer (or the equivalent thereof), other legal advisors, officers or employees.

Other

47.	Serve as the channel of communication between the independent auditor and the Board, and between the senior internal auditing executive (or other employees performing such function) and the Board.

48.	Inquire into any other financial matters not set forth above that the Committee in its judgment determines to be necessary, by either investigating such matter on its own, referring such matter to the Board or requesting that management of the Company conduct an appropriate investigation.

49.	As deemed necessary, engage outside counsel, independent accounting consultants and/or other experts at the Company’s expense.

50.	Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually, and, if and when appropriate, recommend any modifications to this Charter to the Board for its approval.

51.	Review with the Company’s inside and/or outside legal counsel such legal matters as the Committee deems advisable for the purpose of carrying out the duties set forth herein.

52.	Approve the minutes of all meetings of the Committee.

53.	Report regularly to the Board on matters within the scope of the Committee as well as any special problems that merit the attention of the Board.

54.	Perform such other duties as the Board may from time to time assign to it.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles.

Appendix B

PROPOSED AMENDMENT TO THE DSL.NET, INC.

AMENDED AND RESTATED 2001 STOCK OPTION AND INCENTIVE PLAN

The following sections of DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan are proposed to be amended:

The first sentence of Section 4 of DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan would be amended in its entirety to read as follows:

Subject to adjustment as provided in Sections 10 and 11 hereof, the stock to be offered under the Plan shall consist of shares of DSL.net’s common stock, par value $.0005 per share, and the maximum number of shares of stock which will be reserved for issuance, and in respect of which Plan Benefits may be granted pursuant to the provisions of the Plan, shall not exceed in the aggregate 65,000,000 shares.

Section 6.1(d) of the Amended and Restated 2001 Stock Option and Incentive Plan would be amended in its entirety to read as follows:

(d)    If the Company is subject to Section 162(m) of the Code, the maximum number of shares with respect to which Options or SARs may be granted to any employee, including any cancellations or repricings which may occur, shall be limited to 8,000,000 shares in any calendar year.

DSL.NET, INC.

Common Stockholder Proxy for Annual Meeting of Stockholders

[                    ], 2005

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Kirby G. Pickle and Marc R. Esterman, and each of them singly, proxies with full power of substitution to vote all shares of common stock of DSL.net, Inc. (“DSL.net”) that the undersigned is entitled to vote at the annual meeting of stockholders of DSL.net to be held on [                    ], 2005, at [                ], Eastern Time, at [                ] and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated [                    ], 200[    ], a copy of which has been received by the undersigned.

SEE REVERSE SIDE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

☒  Please mark votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTOR AND FOR THE PROPOSALS IN ITEMS 2 AND 3, AND IN THE JUDGMENT OF THE PROXIES NAMED HEREIN WITH RESPECT TO ITEM 4.

1.	To elect one member to the Board of Directors to serve for a three-year term as a Class I director, that director to serve for a term extending until his successor has been duly elected and qualified, or until his earlier death, resignation or removal:

NOMINEE: Robert B. Hartnett, Jr.	☐ FOR	☐ WITHHOLD

2.	To approve warrants to purchase up to an aggregate of 19,143,000 shares of DSL.net common stock issued to the holders of DSL.net’s senior secured promissory notes.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve an amendment to DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 20,000,000 shares to an aggregate of 65,000,000 shares, and to increase the maximum number of options or stock appreciation rights to purchase shares of common stock that may be issued to an employee in any calendar year from 5,000,000 shares to 8,000,000 shares and to ratify such plan as amended.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To transact such other business as may properly come before the annual meeting and any adjournments thereof.

Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation or partnership must sign its full name by an authorized person.

Name:
(Print)
By:
(Signature)
Title:

Date: , 200

Signature if held jointly

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

DSL.NET, INC.

Series Z Preferred Stockholder Proxy for Annual Meeting of Stockholders

[                    ], 2005

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Kirby G. Pickle and Marc R. Esterman, and each of them singly, proxies with full power of substitution to vote all shares of Series Z preferred stock of DSL.net, Inc. (“DSL.net”) that the undersigned is entitled to vote at the annual meeting of stockholders of DSL.net to be held on [                    ], 2005, at [                ], Eastern Time, at [                ] and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated [                    ], 200[    ], a copy of which has been received by the undersigned.

SEE REVERSE SIDE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

☒  Please mark votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTOR AND FOR THE PROPOSALS IN ITEMS 2 AND 3, AND IN THE JUDGMENT OF THE PROXIES NAMED HEREIN WITH RESPECT TO ITEM 4.

1.	To elect one member to the Board of Directors to serve for a three-year term as a Class I director, that director to serve for a term extending until his successor has been duly elected and qualified, or until his earlier death, resignation or removal:

NOMINEE: Robert B. Hartnett, Jr.	☐ FOR	☐ WITHHOLD

2.	To approve warrants to purchase up to an aggregate of 19,143,000 shares of DSL.net common stock issued to the holders of DSL.net’s senior secured promissory notes.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve an amendment to DSL.net’s Amended and Restated 2001 Stock Option and Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 20,000,000 shares to an aggregate of 65,000,000 shares, and to increase the maximum number of options or stock appreciation rights to purchase shares of common stock that may be issued to an employee in any calendar year from 5,000,000 shares to 8,000,000 shares and to ratify such plan as amended.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To transact such other business as may properly come before the annual meeting and any adjournments thereof.

Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation or partnership must sign its full name by an authorized person.

Name:
(Print)
By:
(Signature)
Title:

Date: , 200

Signature if held jointly

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE